Registration Nos.      2-98441
                                                                        811-4327
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ X ]

              Pre-Effective Amendment No.   _____                    [   ]
              Post-Effective Amendment No.  22                       [ X ]
                                            ---------

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ X ]

                           Amendment No.    2                        [ X ]
                                         ------------
                                          (Check appropriate box or boxes)


                         SENTRY VARIABLE LIFE ACCOUNT I
                           (Exact Name of Registrant)

                          SENTRY LIFE INSURANCE COMPANY
                               (Name of Depositor)

             1800 North Point Drive, Stevens Point, Wisconsin 54481 (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (715) 346-6000


                            William M. O'Reilly, Esq.
                          Sentry Life Insurance Company
                             1800 North Point Drive
                             Stevens Point, WI 54481
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2003, pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

[Front Cover]

                               Self-Directed Life
                        A flexible life insurance policy
                             PROSPECTUS May 1, 2003

Funded by T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Janus Aspen Series

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                   Issued by
                         SENTRY VARIABLE LIFE ACCOUNT I
                                      and
                         SENTRY LIFE INSURANCE COMPANY

The life insurance policy described in this Prospectus is a flexible premium variable life insurance policy (the "Policy") offered by Sentry Life Insurance Company and designed for individuals. The Policy provides life insurance protection until the Policy Anniversary Date on or after your 95th birthday. The Cash Value of the Policy is allocated to the Sentry Variable Life Account I (the "Variable Life Account"), which is a segregated investment account of Sentry Life Insurance Company. The Variable Life Account invests in shares of T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Janus Aspen Series (Institutional Shares) ("Janus Aspen Series"), each an open-end investment management company.

Through the Variable Life Account, you may invest in the following Portfolios:

T. Rowe Price Fixed Income Series, Inc.          Janus Aspen Series
---------------------------------------          ------------------
  T. Rowe Price Prime Reserve Portfolio           Balanced Portfolio
  T. Rowe Price Limited-Term Bond Portfolio       Growth Portfolio
T. Rowe Price Equity Series, Inc.                 Mid Cap Growth Portfolio*
---------------------------------                 Capital Appreciation Portfolio
  T. Rowe Price Personal Strategy                 Worldwide Growth Portfolio
     Balanced Portfolio
  T. Rowe Price Equity Income Portfolio
T. Rowe Price International Series, Inc.
----------------------------------------
  T. Rowe Price International Stock Portfolio

As the owner of the Policy, you may choose one or more Portfolios offered by the Variable Life Account in which to invest; however, you bear the complete investment risk for the amount you allocate to the Variable Life Account. The Cash Value of your Policy, and under certain circumstances, the death benefit, may increase or decrease depending on the investment experience of the Variable Life Account. The Policy:

-  Is not a bank or credit union deposit or obligation.
-  Is not insured by any federal government agency.
-  Is not guaranteed by any bank or credit union.
-  May go down in value.

This Prospectus is not an offer to sell the Policy in any jurisdiction where it is illegal to offer the Policy or to anyone to whom it is illegal to offer the Policy.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Prospectuses for T. Rowe Price Fixed Income Services, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Janus Aspen Series accompany this Prospectus.

Please read this Prospectus and keep it for future reference.

                         Sentry Life Insurance Company
                        Life Insurance Services - E2/51
                             1800 North Point Drive
                            Stevens Point, WI 54481
                            Telephone (800)533-7827

The date of this Prospectus is May 1, 2003.

*Formerly Aggressive Growth Portfolio

                               TABLE OF CONTENTS

Summary of Benefits and Risks ................................        4
Benefits of the Policy .......................................        4
Risks of the Policy ..........................................        5
Fee Tables ...................................................        6
The Company ..................................................        9
The Variable Life Account ....................................        9
Investments of the Variable Life Account .....................        9
Initial Investment Selection .................................       11
Transfers ....................................................       11
Substitution of Securities ...................................       11
Variable Life Account Voting Rights ..........................       12
Voting Instructions Disregarded ..............................       12
Charges and Deductions .......................................       12
Deductions from Premiums .....................................       12
Deductions from the Variable Life Account ....................       13
Deductions from Cash Value ...................................       13
Deductions from Cash Surrender Values ........................       14
Group Arrangements ...........................................       15
The Policy ...................................................       16
General ......................................................       16
How to Purchase a Policy .....................................       16
Free Look ....................................................       16
Temporary Insurance ..........................................       16
Medical Examination ..........................................       17
Right to Exchange Policy .....................................       17
Illustrations ................................................       18
Premiums .....................................................       18
Maximum Premium Limitation ...................................       19
Death Benefit Guarantee ......................................       19
Lapse and Reinstatement ......................................       19
Lapse ........................................................       19
Grace Period .................................................       19
Reinstatement ................................................       20
Death Benefits and Policy Values .............................       20
Death Benefit Options ........................................       20
Corridor Percentages .........................................       20
Changing Death Benefit Options ...............................       21
Changing the Specified Amount ................................       21
Effects of Changing the Specified Amount .....................       22
Optional Insurance Riders ....................................       22
Policy Maturity ..............................................       23
Cash Value ...................................................       23
Determination of Accumulation Unit ...........................       23
Surrenders ...................................................       24
Partial Surrender ............................................       24
Full Surrender ...............................................       25
Policy Loans .................................................       25
Effect of a Loan .............................................       25
Loan Interest Charged ........................................       25
Loan Interest Credited .......................................       25
Lapse Due to Loan ............................................       26
Loan Repayment ...............................................       26
Other Policy Provisions ......................................       26
Policy Owner .................................................       26
Contingent Policy Owner ......................................       26
Changing the Policy Owner or Contingent Policy Owner .........       26
Beneficiary ..................................................       26
Changing the Beneficiary .....................................       26
Assignment ...................................................       27
Incontestability .............................................       27
Reservation of Company Rights Regarding the Policy
  and the Variable Life Account ..............................       27
Federal Tax Status ...........................................       27
Introduction .................................................       27
Modified Endowment Contract ..................................       28
Diversification ..............................................       29
Policy Owner Control .........................................       29
Tax Treatment of the Policy ..................................       30
Tax Treatment of Settlement Options ..........................       30
Policy Proceeds ..............................................       30
Multiple Policies ............................................       30
Tax Treatment of Assignments .................................       30
Qualified Plans ..............................................       30
Income Tax Withholding .......................................       31
Legal Proceedings ............................................       31
Financial Statements .........................................       31

Appendix A - Glossary of Terms ...............................       33

                         SUMMARY OF BENEFITS AND RISKS

The following is a summary of the benefits and risks of the Policy. It is only a summary. Additional information on the Policy's benefits and risks can be found in later sections of this Prospectus.

Benefits of the Policy

Flexible Premium Payments - The frequency and amount of premium payments can vary, subject to certain minimum requirements. Premium payment plans are available.

Investment Options - You may select from among the ten available Portfolios in which to invest the assets underlying the Policy.

Transfers - Subject to certain conditions and charges, you may transfer all or a part of your Cash Value between the available Portfolios. Telephone transfers are permitted.

Cash Value - The Policy's Cash Value can be used to obtain a Policy loan, and, if the Policy is surrendered, determines the Cash Surrender Value. Depending on the investment experience of the Variable Life Account, the Cash Value of your Policy may increase or decrease. The Cash Value will also vary with the amount of monthly charges deducted. There is no minimum guaranteed Cash Value.

Policy Loans - The Policy may be used to secure a loan from the Company. The maximum loan amount is 90% of the Policy's Cash Value minus the full surrender charge.

Surrender - The Policy can be partially surrendered or completely surrendered for the full Cash Surrender Value. The Company will deduct any applicable surrender charges.

Death Benefit - There are two death benefit options available under the Policy. The amount of the death benefit will depend on three factors:

-  the death benefit option selected;
-  the Specified Amount of the death benefit; and
-  the Cash Value of the policy.

Under certain circumstances, the death benefit may increase or decrease depending on the investment experience of the Variable Life Account.

Subject to certain conditions, you may increase or decrease the Specified Amount of the death benefit. The Specified Amount cannot be less than the minimum Specified Amount, which is currently $50,000. A deferred sales charge will be applied when the Specified Amount is decreased. To increase the Specified Amount, you must complete a supplementary application and provide satisfactory evidence of insurability. When the Specified Amount is increased, you have the right to the free-look and Policy exchange privileges.

Guaranteed Death Benefit - Provided you have met certain minimum premium payment requirements and certain other requirements, the Policy will not lapse and the Company guarantees a death benefit.

Policy Maturity - If the Policy is in effect on the Policy Anniversary Date on or after your 95th birthday, the Company will pay you the Cash Value of the Policy, less any amounts owed for Policy loans.

Exchange Right - Within 24 months after the Policy is issued, you may exchange it for a life insurance policy offered by the Company on the life of the Insured that has a fixed premium and a fixed death benefit. Any outstanding Policy loans must be repaid before an exchange will be made.

Free-Look Provision - Subject to varying state law and certain time restrictions, the Policy may be returned to the Company if you change your mind about purchasing it. The Policy will be canceled as if it had never been issued and the Company will refund any premiums you paid.

Grace Period Provided certain conditions are met, there is a 61-day grace period in which the Policy will remain in effect even if a premium payment or loan repayment is not made. Additional Benefits - There are a number of additional benefits you may add to your Policy by way of riders. The riders available with the Policy are listed on page 22 of this Prospectus. Risks of the Policy

Suitability - Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Policy if you will need the premium payment or Cash Value in a short period of time. The Policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this Policy may not be to your advantage.

Investment Risk - You will bear the complete investment risk for all Net Premiums you allocate to the Variable Life Account. If the invested assets of the Variable Life Account experience poor investment performance, the Cash Value and, under certain circumstances, the death benefit of the Policy may decrease. The Policy is not intended to be, nor is it suitable as, a short-term savings vehicle.

Transfer Limitations - Transfers of the Cash Value among the investment options are limited to four transfers per Policy Year and may be subject to a $25 fee per transfer.

Risk of Policy Lapse - Certain charges are deducted monthly from the Cash Value of the Policy. If the guaranteed death benefit is not in effect and if the Cash Surrender Value is insufficient to cover the monthly charges, and sufficient premiums are not made during the 61-day grace period, the Policy will lapse and all coverage will terminate without value.

Limitations on Cash Value - The Cash Value of the Policy will vary and is not guaranteed. The investment performance of the Variable Life Account and the amount of monthly charges deducted affect the Cash Value.

Loan Risks - Taking a loan from the Policy may increase the risk that your Policy will terminate. It will have a permanent effect on your Cash Surrender Value and may reduce the death benefit. Also, Policy termination with an outstanding loan can result in adverse tax consequences.

Surrender Risk - If you surrender the Policy, you will incur a surrender charge and may be subject to certain tax consequences. In addition, the Policy will terminate. If you request a partial surrender of the Policy, you will incur a partial surrender administrative charge and the Policy's Cash Value will be reduced. Depending on the death benefit option you have chosen, a partial surrender may cause a decrease in the death benefit. A partial surrender may also subject you to adverse tax consequences.

Adverse Tax Consequences - The Company believes that the Policy will qualify as a life insurance contract under federal tax laws. However, due to the complexity of these laws and the limited guidance available, there is some uncertainty as to the application of these tax laws to the Policy. Assuming that the Policy qualifies as a life insurance contract, the death benefit payable to a Beneficiary under the Policy should be excludable from the gross income of the Beneficiary.

Tax law classifies certain life insurance contracts as modified endowment contracts (MECs) depending on the amount and timing of premiums paid into the Policy. If the Policy is classified as a MEC, any loans or withdrawals from the Policy will be includable in taxable income to the extent of earnings in the Policy and may be subject to a 10% penalty if you have not reached age 59-1/2.

If a Policy is not a MEC, distributions are first treated as a non-taxable return of investment in the Policy and then as taxable income. The 10% penalty does not apply to such distributions. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

Under current federal tax rules, it is unclear under which circumstances a Policy Owner, because of the degree of control over the investments underlying the Policy, will be considered the owner of those underlying investments. It is not known whether the ability to transfer among investment options or the number or type of investment choices available under the Policy would cause the Policy Owner to be treated as the owner of the underlying assets, resulting in loss of favorable tax treatment for the Policy. At this time, it cannot be determined whether additional guidance will be provided by the Internal Revenue Service regarding these issues and what standards may be contained in such guidance.

Due to the complexity of the tax laws affecting life insurance contracts, you should consult your tax adviser regarding your particular circumstances and how these laws may affect you. Neither the Company nor the Company's registered sales representatives can provide tax advice. See "Federal Tax Status" in this Prospectus for further information about taxes.

Portfolio Risks - A comprehensive discussion of the risks of each Portfolio offered as an investment option may be found in the Portfolio's prospectus.

                                   FEE TABLES

The following tables describe the fees and expenses that are payable when purchasing, owning and surrendering the Policy. See a complete discussion of the fees and expenses associated with the Policy starting on page 12 of this Prospectus.

The following table describes the fees that are payable when the Policy is purchased and when surrenders are made.

--------------------------------------------------------------------------------
                             Transaction Fees
--------------------------------------------------------------------------------
Charge                    When Charge is Deducted     Amount Deducted
--------------------------------------------------------------------------------
Maximum Sales Charge      When premium payment is     5.00% of each premium
Imposed on Premiums       made                        payment
--------------------------------------------------------------------------------
Premium Taxes             When premium payment is     Varies from state to
                          made                        state; range from
                                                      0.00% to 3.50% of
                                                      premium payment
--------------------------------------------------------------------------------
Maximum Deferred Sales    If the Policy is totally    Maximum Charge:(3)
Charge (1) (Full          surrendered during the      $40 per $1,000 of
Surrender Charge)         first 9 Policy Years        Specified Amount for
                          after it is issued, or      a male smoker age 75
                          if the Specified Amount
                          is increased (2)            Minimum Charge: $4
                                                      per $1,000 of Specified
                                                      Amount for a female
                                                      non-smoker age 0

                                                      Representative Charge:
                                                      $6 per $1,000 of Specified
                                                      Amount for a male
                                                      non-smoker age 35
--------------------------------------------------------------------------------
Partial Surrender Charge  If the Policy is            A percentage of the
                          partially surrendered;      full surrender charge
                          that is, if you withdraw    equal to the percentage
                          a portion of the            of Cash Surrender Value
                          Cash Value                  being withdrawn
--------------------------------------------------------------------------------
Partial Surrender         If the Policy is            The lesser of 2.00%
Administrative Charge     partially surrendered;      of the amount
                          that is, if you withdraw    surrendered or $25
                          a portion of the
                          Cash Value
--------------------------------------------------------------------------------
Transfer Fee              If you make a transfer      $25(4)
--------------------------------------------------------------------------------
Interest Charged on       At the end of each Policy   An annual effective
Policy Loans              Year; unpaid interest will  interest rate of
                          be added to the existing    8.00%(5)
                          Policy indebtedness and
                          will be charged interest
                          at the same rate

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses charged by the Portfolios.

            Periodic Charges Other than Portfolio Operating Expenses

Charge                    When Charge is Deducted     Amount Deducted
-------------------------------------------------------------------------------
Cost of Insurance(6)      On the Policy Issue Date    Maximum Charge -
                          and on each Monthly         Standard Risk: $28
                          Anniversary Date there-     per $1,000 of
                          after                       insurance risk amount
                                                      for a Specified Amount
                                                      portion for a male smoker
                                                      age 94

                                                      Maximum Charge -
                                                      Substandard Risk: $142
                                                      per $1,000 of insurance
                                                      risk amount for a
                                                      Specified Amount portion
                                                      for a male smoker age 94

                                                      Minimum Charge: $0.057
                                                      per $1,000 of insurance
                                                      risk amount for a
                                                      Specified Amount portion
                                                      for a female non-smoker
                                                      age 0

                                                      Representative Charge:
                                                      $0.17 per $1,000 of
                                                      Specified Amount for a
                                                      male non-smoker age 35
-------------------------------------------------------------------------------
Monthly Policy            On each Monthly             $5
Administrative Fee        Anniversary Date from
                          the Cash Value of the
                          Policy
-------------------------------------------------------------------------------
Mortality and             On each Valuation Date      An amount equal, on an
Expense Risk Premium      from the assets of the      annual basis, to 0.90%
                          Variable Life Account       of the daily net asset
                                                      value of the Variable
                                                      Life Account
-------------------------------------------------------------------------------
Death Benefit             On each Valuation Date      An amount equal, on an
Guarantee Risk Charge     from the assets of the      annual basis, to 0.15%
                          Variable Life Account       of the daily net asset
                                                      value of the Variable
                                                      Life Account
-------------------------------------------------------------------------------
Waiver of Monthly         Percentage of Monthly       Maximum amount charged:
Deduction Rider           Cost of Insurance           35.90%
                          Charged on Each Monthly
                          Anniversary Date            Minimum amount charged:
                                                      5.30%

                                                      Representative Charge:
                                                      5.70% for attained
                                                      age 35
-------------------------------------------------------------------------------
Accidental Death Rider    Charged on each Monthly     Maximum amount charged:
                          Anniversary Date            $0.14 per $1,000 of
                                                      accidental death risk

                                                      Minimum amount charged:
                                                      $0.05 per $1,000 of
                                                      accidental death risk

                                                      Representative Charge:
                                                      $0.08 per $1,000 of
                                                      accidental death risk
                                                      for attained age 35
-------------------------------------------------------------------------------
Guaranteed Insurability   Charged on each Monthly     Maximum amount charged:
Rider                     Anniversary Date            $0.141 per $1,000 of
                                                      Specified Amount


                                                      Minimum amount charged:
                                                      $0.0417 per $1,000 of
                                                      Specified Amount

                                                      Representative Charge:
                                                      $0.135 per $1000 of
                                                      Specified Amount for
                                                      issue age 35
-------------------------------------------------------------------------------
Spouse Term Rider         Charged on each Monthly     The amount charged is
                          Anniversary Date            $2 per unit of coverage(7)
-------------------------------------------------------------------------------
Children's Term Rider     Charged on each Monthly     The amount charged is
                          Anniversary Date            $0.50 per unit of
                                                      coverage(8)
-------------------------------------------------------------------------------
Other Insured Rider       Charged on each Monthly     Maximum Charge: $28.46
                          Anniversary Date            per $1,000 of rider
                                                      coverage for a male
                                                      standard smoker age 94

                                                      Minimum Charge: $0.057
                                                      per $1,000 of rider
                                                      coverage for a female
                                                      standard non-smoker
                                                      age 0

                                                      Representative Charge:
                                                      $0.169 per $1,000 of
                                                      rider coverage for a
                                                      male standard non-smoker
                                                      age 35


The next table describes the Portfolio fees and expenses that you will pay periodically during the time that you own the Policy. They are deducted from the Portfolio's assets. The table shows the minimum and the maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio's fees and expenses is contained in the prospectuses for each Portfolios.

Total Annual Portfolio Operating Expenses               Minimum    Maximum
(expenses that are deducted from Portfolio assets,       0.55%      1.05%
including management fees, distribution fees, and other expenses)

                                  THE COMPANY

Sentry Life Insurance Company (the "Company") is a life insurance company formed on October 23, 1958 under the laws of the state of Wisconsin. Its home office is located at 1800 North Point Drive, Stevens Point, Wisconsin. The Company is authorized to write life insurance and annuity contracts in the District of Columbia and in all states except New York. The Company is owned by Sentry Insurance a Mutual Company ("SIAMCO"). SIAMCO is also a Wisconsin insurance company and shares its home office with the Company at 1800 North Point Drive, Stevens Point, Wisconsin. SIAMCO writes property and casualty insurance nationwide. In addition to the Company, SIAMCO owns and controls, either directly or indirectly, a group of insurance and related companies, including Sentry Life Insurance Company of New York and Sentry Equity Services, Inc., a securities broker-dealer.

                           THE VARIABLE LIFE ACCOUNT

Sentry Variable Life Account I (the "Variable Life Account") was established by the Company's Board of Directors on February 12, 1985, under the insurance laws of Wisconsin. The Variable Life Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940. However, this does not mean that the Securities and Exchange Commission supervises the management of the Variable Life Account or the Company.

The Variable Life Account is a "segregated asset account." This means:

- The assets of the Variable Life Account are segregated from the assets of the Company's General Account, but remain the property of the Company.

- Other than liabilities connected with the Variable Life Account business, the assets of Variable Life Account cannot be charged with liabilities incurred by the Company in connection with its other business.

- The Company does not guarantee the investment performance of the Variable Life Account.

- The income, gains, and losses, whether realized or unrealized, associated with the investments made with the Variable Life Account's assets are credited to or charged against the Variable Life Account without regard to the Company's other income, gains or losses.

- The Company is obligated to pay all amounts promised to Policy Owners under the Policy.

                    INVESTMENTS OF THE VARIABLE LIFE ACCOUNT

Net Premiums (premiums paid, less applicable deductions) are allocated to the Variable Life Account, which invests in one or more investment Portfolios of T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Janus Aspen Series at net asset value. The assets of the Variable Life Account are divided by investment portfolio. This creates a series of Subaccounts within the Variable Life Account. The Company may, from time to time, add new investment options.

Each Subaccount of the Variable Life Account invests in one Portfolio of T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., or Janus Aspen Series (collectively, the Funds).

Shares of the Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various insurance companies that may or may not be affiliated with the Company. Certain Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

The Company may enter into certain arrangements under which it is reimbursed by the Funds' advisers, distributors and/or affiliates for the administrative services which it provides to the Portfolios. The investment objective and policies of certain Portfolios are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the Portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Portfolios have the same investment advisers.

A summary of the investment objective of each Portfolio is set forth below. There is no assurance that any Portfolio will achieve its objective. More detailed information is contained in each Portfolio's prospectus, including the risks associated with the investments and the investment techniques of each Portfolio.

             PORTFOLIO                              INVESTMENT ADVISOR                         INVESTMENT OBJECTIVE

------------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME SERIES, INC.
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Prime Reserve Portfolio       T. Rowe Price Associates, Inc.    Preservation of capital, liquidity,
                                            100 East Pratt Street             and consistent with these, the
                                            Baltimore, MD 21202               and consistent with these, the
                                                                              seeks to attain these objectives by
                                                                              investing in high-quality, U.S.
                                                                              dollar-denominated money market
                                                                              securities.
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Limited-Term Bond             T. Rowe Price Associates, Inc.    Seeks a high level of income
Portfolio                                   100 East Pratt Street             consistent with moderate fluctuations
                                            Baltimore, MD 21202               in principal value by investing
                                                                              primarily in short- and
                                                                              intermediate-term investment-grade
                                                                              debt securities.
------------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Personal Strategy             T. Rowe Price Associates, Inc.    Seeks the highest total return over
Balanced Portfolio                          100 East Pratt Street             time consistent with an emphasis on
                                            Baltimore, MD 21202               both capital appreciation and
                                                                              income.  It seeks to attain these
                                                                              objectives by investing in a
                                                                              diversified Portfolio typically
                                                                              consisting of approximately 60%
                                                                              stocks, 30% bonds, and 10% money
                                                                              market securities
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio       T. Rowe Price Associates, Inc.    Seeks substantial dividend income as
                                            100 East Pratt Street             well as long-term growth of capital
                                            Baltimore, MD 21202               by investing in stocks of large, established
                                                                              companies with higher than average market
                                                                              dividend yields and below average levels of
                                                                              valuation.
------------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International                 T. Rowe Price International, Inc. Seeks long-term growth of capital
Stock Portfolio                             100 East Pratt Street             through investments primarily in
                                            Baltimore, MD 21202               common stocks of established
                                                                              non-United States companies.


------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                          Janus Capital Management, LLC     Seeks long-term growth of capital
                                            100 Fillmore Street               balanced by current income. The
                                            Denver, CO 80206-4928             Portfolio normally invests 40% to 60%
                                                                              of its assets in securities selected primarily
                                                                              for their growth potential, and 40% to 60% of
                                                                              its assets in securities selected primarily for
                                                                              their income potential. The Portfolio normally
                                                                              invests at least 25% of its assets in fixed
                                                                              income securities.
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                            Janus Capital Management, LLC     Seeks long-term growth of capital in a manner
                                            100 Fillmore Street               consistent with preservation of capital. The
                                            Denver, CO 80206-4928             Portfolio pursues its objectives by investing
                                                                              primarily in common stocks selected for their
                                                                              growth potential. Although the Portfolio can
                                                                              invest in companies of any size, it generally
                                                                              invests in larger, more established companies.
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio              Janus Capital Management, LLC     Seeks long-term growth of capital through a
                                            100 Fillmore Street               non-diversified Portfolio that pursues its objective
                                            Denver, CO 80206-4928             by investing primarily in common stocks selected
                                                                              for their growth potential. The Portfolio may invest
                                                                              in companies of any size, from larger,
                                                                              well-established companies to smaller, emerging
                                                                              growth companies.
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio*                   Janus Capital Management, LLC     Under normal circumstances, will invest at least 80%
                                            100 Fillmore Street               of its net assets in equity securities of mid-sized
                                            Denver, CO 80206-4928             companies whose market capitalization falls, at the
                                                                              time of purchase, in the 12-month average of the
                                                                              capitalization of the Russell Midcap Growth Index.
------------------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio                  Janus Capital Management, LLC     Seeks long-term growth of capital in a manner
                                            100 Fillmore Street               consistent with preservation of capital by investing
                                            Denver, CO 80206-4928             primarily in common stocks of companies of any
                                                                              size throughout the world. The Portfolio normally
                                                                              invests in issuers from at least five different
                                                                              countries, including the United States. The
                                                                              Portfolio may at times invest in fewer than five
                                                                              countries or even a single country.



*Formerly Aggressive Growth Portfolio

Initial Investment Selection

As the Policy Owner, you may direct the investment of your Net Premiums into one or more of the available investment options, subject to certain conditions, when you complete the Policy application. You may change your selection prospectively without cost by notifying the Company in writing. The change becomes effective for Net Premiums received after the Company receives your written notice.

Prior to and during the Initial Investment Period (a 25-day period starting on the date the Company issues the Policy), your Net Premiums are invested in the
T. Rowe Price Prime Reserve Portfolio even if you selected one or more other investment Portfolios on the application. At the end of the 25-day Initial Investment Period, your Cash Value in the T. Rowe Price Prime Reserve Portfolio will be transferred to the investment selection or selections you chose. The Company will automatically make this transfer without cost to you.

After the Initial Investment Period has expired, the Company will allocate your Cash Value to the Portfolios which you selected.

Transfers

Your Cash Value will continue to be allocated to the Variable Life Account Subaccounts according to the investment selection you made on the application unless you request a transfer. You may transfer all or part of the Subaccount Cash Values between Portfolio(s) subject to the following conditions:

1. You must request a transfer in writing and you must clearly specify three things:
                the amount to be transferred
                the Portfolio the transfer is being made from, and the Portfolio the transfer is being made to.

2. The minimum amount that can be transferred is $250, or if the Cash Value in the Subaccount is less than $250, the entire Cash Value will be transferred.

3. You can only make four transfers in any Policy Year. The Company must approve additional transfer requests. A request for a transfer from one Portfolio to two Portfolios, or from two Portfolios to one Portfolio, will count as one transfer.

4. Transfers will become effective during the next Valuation Period following receipt of the written request, provided the written request contains all the necessary information.

5. A fee of $25 per transfer may be deducted from the amount transferred. Currently, the Company does not deduct the transfer fee, but reserves the right to do so in the future.

Transfers requested before 3 p.m. Central Time will take effect that day. Transfer requests received after 3 p.m. Central Time will take effect on the next business day after the request is received.

Transfers by telephone are permitted subject to certain conditions. See the SAI for more information.

To prevent losses due to unauthorized or fraudulent transfer instructions, the Company will use reasonable procedures to ensure that a telephone transfer request is genuine. The Company will not be liable for losses incurred in complying with a telephone transfer request it believes is genuine if reasonable procedures were followed to confirm the legitimacy of the request.

The Company has the right to reject any telephone transfer request.

The Company reserves the right to terminate, suspend or modify the transfer privilege at any time and without notice.

Substitution of Securities

If shares of a Portfolio or Mutual Fund are no longer available for investment by the Variable Life Account, or if the Company's Board of Directors determines that further investment in a Portfolio or Mutual Fund becomes inappropriate in view of the Variable Life Account's purposes, the Company may substitute another Portfolio or Mutual Fund already available or that will become available for investment by the Variable Life Account. No substitution of securities in any Subaccount may take place without the prior approval of and subject to the requirements of the Securities and Exchange Commission.

                      VARIABLE LIFE ACCOUNT VOTING RIGHTS

The Company is the legal owner (shareholder) of the Portfolio shares. However, the Company believes that when a Mutual Fund solicits proxies in connection with a vote of shareholders, it is required to obtain from you, and other affected Policy Owners, instructions as to how to vote those shares.

For purposes of voting the Mutual Fund shares held in the Variable Life Account at a shareholder meeting of the Mutual Fund, your voting interest will be determined as follows: you may cast one vote for each $100 of Cash Value of your Policy allocated to the Subaccount on the record date for the shareholder meeting of the Mutual Fund. If, however, you have a Policy loan outstanding, any amount transferred from the Variable Life Account to the General Account in connection with the loan will not be considered in determining your voting interest.

If a Mutual Fund holds a shareholder meeting at which you are entitled to vote, you will receive periodic reports, proxy material, and a form on which you can provide voting instructions.

The Company will determine the number of shares that you will have a right to vote as of a date chosen by it prior to the shareholder meeting. The Company will send you proxy material and a form for providing voting instructions prior to the shareholder meeting.

In accordance with its view of present law, the Company will vote the shares of the applicable Mutual Fund held in the Variable Life Account in accordance with instructions received from all persons having a voting interest in that particular Mutual Fund. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. The Company will vote its own shares in the same proportion as it votes shares for which it has received instructions.

If the applicable law with respect to voting rights is amended, or if the interpretation of the law changes, and it is determined that the Company has authority to vote the shares of the Mutual Fund in its own right, it may elect to do so.

Voting Instructions Disregarded

The Company may, when required to do so by state insurance authorities, vote shares of the applicable Mutual Fund without regard to instructions from persons having a voting interest if the voting instructions would cause the Mutual Fund to make (or refrain from making) investments that would result in changes in the sub-classifications or investment objectives of the Mutual Fund. The Company may also disapprove changes in the investment policy initiated by the persons having a voting interest or by the directors or trustees of the Mutual Fund if the Company's disapproval is reasonable and based on a good faith determination that the change would violate state law or the change would not be consistent with the investment objective of the Mutual Fund, or varies from the general quality and nature of investments and investment techniques used by other Mutual Funds with similar investment objectives underlying other separate accounts of the Company or of an affiliated life insurance company.

In the event the Company does disregard voting instructions, it will provide a summary of its reasons for doing so to Policy Owners.

                             CHARGES AND DEDUCTIONS

The following section describes the fees and expenses that you will pay when purchasing, owning, and surrendering the Policy.

Deductions from Premiums

Sales Charge
The Company deducts a front-end sales expense charge, or sales load, of 5% from each premium payment you make. The amount of the sales load deducted in any one Policy Year may not be specifically related to the actual sales expenses incurred in that year. To the extent that the amount deducted does not cover the Company's actual sales expenses, these expenses may be recovered from the charges for mortality and expense risks, the deferred sales charge and from mortality gains.

The sales charge compensates the Company for expenses incurred to market and distribute the Policy, including sales commissions and advertising.

Premium Tax
The Company deducts the amount of any premium tax owed to any state or other governmental entity. Premium taxes currently vary from state to state and range from 0% to 3.5%.

Deductions from the Variable Life Account

Mortality and Expense Risk Premium
The Company deducts a mortality and expense risk premium equal, on an annual basis, to 0.90% of the daily net asset value of the Variable Life Account. This premium compensates the Company for the mortality and expense risks it assumes under the Policy. Mortality risk is the possibility that all Insured persons, as a group, may not live as long as expected. Expense risk is the possibility that the Company's actual expenses may be greater than anticipated. Death Benefit Guarantee Risk Charge

The Company deducts a death benefit guarantee risk charge which is equal, on an annual basis, to 0.15% of the daily net asset value of the Variable Life Account. This charge compensates the Company for assuming risks associated with the death benefit guarantee and provides the Policy Owner with protection against Policy lapse and poor performance by the Portfolio options.

Taxes
The Company reserves the right to deduct any amount due for income taxes resulting from the investment operation of any Subaccount. The Company does not currently make a deduction for income taxes.

All deductions from the Variable Life Account are taken pro-rata from the Subaccounts.

Deductions from Cash Value

Monthly Deduction

The Company takes a monthly deduction from the Cash Value of the Policy, which is applied prospectively. The first monthly deduction is taken on the Policy Issue Date and, thereafter, is taken at the beginning of each Policy Month. The monthly deduction totals the sum of:

     (1) the cost of insurance for the Policy and any additional benefits provided by rider to the Policy; PLUS

     (2) a $5 monthly administrative fee to reimburse the Company for administering the Policy and the Variable Life Account. This includes issuing the Policy, underwriting, maintaining Policy records, Policy service, billing and collecting premium, preparing reports to the Policy Owner, accounting, calculating reserves, meeting regulatory reporting requirements, and auditing the Variable Life Account.

How the Charge is Deducted: The monthly deduction is made by canceling accumulation units from each applicable Subaccount in the ratio that the Cash Value of the Subaccount bears to the total of Subaccount Cash Values.

The cost of insurance for the Policy is determined on a Policy Month basis. The amount will vary from month-to-month and depends on the death benefit option in effect, the Cash Value, and your age, gender and risk classification. The cost of insurance is calculated by multiplying the difference between the death benefit in effect divided by 1.0040741 and the Cash Value by the monthly mortality charge, which is described in the next paragraph. Because the investment performance of the Variable Life Account and the level of premium payments will affect the death benefit or the Cash Value, they will also affect the cost of insurance. The Company calculates the cost of insurance for any riders separately.

The mortality charge is based on the Company's current mortality rates, which in turn are based on the Insured's age, gender and risk class. The risk class will be determined separately for the initial Specified Amount and for any subsequent increase in the Specified Amount that requires evidence of insurability. The Company determines the current mortality rates according to expectations of future mortality experience. These rates are not guaranteed and may be changed from time to time, but will never exceed the maximum rates shown in the "Table of Guaranteed Maximum Mortality Rates" which is included in the Policy. Any change the Company makes in mortality rates will apply to all Insured persons of the same gender, age and risk class. The guaranteed rates for standard risks are based on the 1980 Commissioner's Standard Ordinary Mortality Table, Age Last Birthday. The guaranteed rates for Insured persons classified as smokers or medically substandard are based on a multiple of the 1980 CSO Table. A multiple could be as high as five times the 1980 CSO Table.

Monthly Rider Charges
The Company charges separately for certain riders attached to the Policy. The Company deducts the cost of the riders for the following Policy Month as part of the Monthly Deduction on each Monthly Anniversary Date. You should consult the riders for the terms and conditions.

If you select one of the following riders, the Company will assess a charge for the benefit provided. The charges you will be assessed are found on the Policy Specifications of your Policy.

-       Other Insured Rider
-       Waiver of Monthly Deduction Rider
-       Accidental Death Rider
-       Spouse's Term Life Insurance Rider
-       Children's Term Life Insurance Rider
-       Guaranteed Insurability Rider

A charge is not assessed for the Accelerated Death Benefit Rider.

Transfer Fee
At its option, the Company may deduct a fee, not to exceed $25, for each transfer among investment options. The deduction will be made from the amount transferred.

Deductions from Cash Surrender Values

Full Surrender Charge
If you totally surrender the Policy prior to the Maturity Date, the Company may impose a full surrender charge. If you totally surrender the Policy during the first nine Policy Years after it is issued, or if you increase the Specified Amount, the Company will impose the full surrender charge. The amount of the full surrender charge will be the total of the four charges outlined below, or a percentage of the total of the four charges, depending on the number of years the Policy, or the increase in Specified Amount, has been in effect. The full surrender charge will remain constant from the date of issue or increase in Specified Amount through the 4th Policy Year, and then it is reduced each year until it reaches zero in the 10th year. The amount of the full surrender charge is determined by multiplying the total of the four charges by the applicable percentage. The applicable percentages are shown below where the year is the number of full Policy Years from the date the Policy was issued, or from the Policy Anniversary Date on or preceding the date of each increase in the Specified Amount, to the date of surrender.

         Completed Policy Years     Applicable Percentages
                 0-4                         100
                   5                          80
                   6                          60
                   7                          40
                   8                          20
                   9 +                         0

The four charges used to calculate the full surrender charge are:

     (1) Contingent Deferred Administrative Expense Charge. This charge is calculated as $3.50 per $1,000 of the first $100,000 of the Specified Amount, plus $1.50 per $1,000 of the excess above $100,000. The maximum contingent deferred administrative charge is $750. This charge covers the administrative expenses in connection with issuing the Policy.

     (2) Deferred Sales Charge. This charge is calculated as 25% of the Target Surrender Premium,9 or 25% of the actual premiums you paid in the first Policy Year, if less. The amount of the Target Surrender Premium is shown on the specifications page of your Policy and is calculated to be less than or equal to the guideline annual premium as defined in the applicable rules and regulations under the Investment Company Act of 1940.

     (3) Additional Contingent Deferred Administrative Expense Charge. This charge may result from an increase in the Specified Amount. The maximum charge is calculated as $3.50 per $1,000 of the first $100,000 of the Specified Amount increase, plus $1.50 per $1,000 above $100,000. The maximum charge is $750 for each increase in the Specified Amount.

     (4) Additional Deferred Sales Charge. This charge may result from an increase in the Specified Amount and is 25% of the lesser of:

               a) the Target Surrender Premium for the increase in the Specified Amount as shown on the Policy amendment; or

               b) the portion of the actual premiums paid in the first 12 Policy Months following the effective date of the increase in the Specified Amount that exceeds the Target Surrender Premium for the Policy that was in effect prior to the increase in the Specified Amount.

               The full surrender charge as calculated above will be reduced by the total of all partial surrender charges previously deducted. In no event will the full surrender charge be less than zero. There are five factors that contribute to the maximum surrender charge you could pay. These factors are your age, gender and risk category, the Specified Amount, and the premium paid during the first Policy Year or in the year following an increase in Specified Amount.

               Examples:  Age 35, male, non-smoker,  $6.46 per $1,000 of
                          death benefit option 1     Specified Amount

                          Age 55, male, smoker,      $14.22 per $1,000 of
                          death benefit option 2     Specified Amount

                          Age 75, male, smoker,      $40.38 per $1,000 of
                          death benefit option 2     Specified Amount

               A decrease in the Specified Amount will not change any existing surrender charges.

Partial Surrender Charge

The Company may impose this charge when the Policy is partially surrendered; that is, when you withdraw a portion of the Cash Value. The partial surrender charge is a percentage of the full surrender charge equal to the percentage of Cash Surrender Value being withdrawn. For example, if the partial withdrawal is 20% of the Policy's Cash Surrender Value, then 20% of the full surrender charge will be imposed.

Partial Surrender Administrative Charge

The Company imposes this charge as compensation it for processing the partial surrender. It is the lesser of 2% of the amount surrendered or $25.

Explanation: The partial surrender charge and the partial surrender administrative charge are in addition to the amount surrendered. The charges will be deducted proportionately from all the Subaccounts in which the Policy is invested unless you designate a specific Subaccount; however, the deduction for these charges is not subject to the surrender charge.

Expenses of the Portfolios

There are deductions from and expenses paid out of the assets of the available Portfolios. See the Mutual Fund prospectuses for more information. The annual expenses of the Portfolios are based on data provided by the respective Mutual Funds. The Company has not independently verified such data.

Group Arrangements

The following charges and minimum amounts may be reduced or eliminated when the Policy is issued to individuals or a group of individuals resulting in sales or administrative expense savings:

-       front-end sales charge
-       monthly administrative fee
-       deferred sales charge
-       contingent deferred administrative expense charge
-       minimum premium
-       minimum Specified Amount

The Company will determine if a group is entitled to have the charges and minimum amounts reduced or eliminated based on four factors:

     (1) The size and type of group. Generally, sales expenses for larger groups are less than for small groups because more policies can be issued to a large group with fewer sales contacts.

     (2) The total amount of premium that will be received. Per-policy sales expenses are likely to be less on larger premiums payments than on smaller ones.

     (3) Any prior or existing relationship with the Company. Per-policy sales and administrative expenses are likely to be less when an established relationship exists.

     (4) Other group factors may come to light that warrant a reduction or elimination of the charges and minimum amounts.

From time to time, the Company may modify both the amounts of reductions and the criteria for qualification, but in no event will reduction or elimination of these charges, or of any other provision of the Policy, be permitted if it will be unfairly discriminatory to any person.

                                   THE POLICY

General

The Policy described in this Prospectus is an individual flexible premium variable life insurance policy. The Policy is designed to provide you with insurance protection and flexibility in determining your premium payments and death benefit. As long as there is sufficient Cash Surrender Value to pay the monthly charges, or as long as the guaranteed death benefit is in effect, the Policy will not lapse.

How To Purchase A Policy

Complete an application form and give it to your sales representative or send it to:

          Sentry Life Insurance Company
          1800 North Point Drive
          Stevens Point, WI 54481

The first premium payment is due on or before the date the Policy is issued. You should send your first premium payment with the application.

Restrictions:

- The Company will not accept your application for the Policy if you are older than age 75.

- All applications are subject to the Company's underwriting standards, and the Company may, in its sole discretion, reject any application for any reason.

- The initial Specified Amount of the death benefit is subject to the Company's administrative rules. Currently, the initial Specified Amount must be at least $50,000.

Free Look

If you change your mind about purchasing the Policy, you can return it to the Company at the address given on page 1, or to your sales representative. You must return the Policy within 10 days after you receive the Policy, or within 10 days after the notice of the right of withdrawal is mailed to you, or within 45 days after you complete Part 1 of the application for the Policy, whichever is later. Some states may require a longer free look period. When the Company receives the returned Policy, it will be canceled as if it had never been issued and any premiums you paid will be refunded. During the underwriting process and during the free look period, your initial premium payment is allocated to the T. Rowe Price Prime Reserve Portfolio. See "Initial Investment Selection" on page 11 of this Prospectus.

Temporary Insurance

At the time you apply for the Policy, you can receive temporary insurance coverage by paying at least one-twelfth (1/12) of the annual premium, including the premium for all riders. The temporary insurance is effective on the later of either the date the Policy application was completed or the date on which all required medical examinations and tests were completed.

The death benefit payable under the temporary insurance will be the Specified Amount for which you applied up to $500,000. This $500,000 limitation includes all life insurance presently in force or for which an application has been submitted to the Company. The Accidental Death Rider, Waiver of Monthly Deduction Rider, and Guaranteed Insurability Rider are excluded from temporary insurance.

Temporary insurance will remain in force until the earliest of the following:

- The date the Company approves your application without modification;
- The date you are offered a policy by the Company other than the Policy;
- The date your application is denied;
- The date you voluntarily withdraw your application for the Policy; or
- 60 days from the effective date of the temporary insurance;

Medical Examination

Insurance underwriting is designed to group applicants of the same age and gender into categories that can be expected to produce mortality experience consistent with that class. Based on the Company's underwriting practices, you may be required to obtain a medical examination. Your sales representative will advise you if it is necessary. The cost of insurance, which is deducted monthly from Cash Value, is determined in part on your age, gender, and risk class. There are four risk classes:

standard non-smoker
standard smoker
special non-smoker
special smoker

Right To Exchange Policy

Within 24 months after the Policy Issue Date, you may exchange the Policy for a permanent fixed premium, fixed benefit life insurance policy issued by the Company, subject to the following conditions:

1.   The person insured cannot be changed.

2. Any outstanding Policy loans must be repaid and any other charges or fees due under the original Policy must be paid.

3. The new policy will have the same Policy Issue Date, issue age, and risk classification as the original Policy.

4. The Policy Owner and the Beneficiary of the new policy will be the same as the Policy Owner and Beneficiary of the original Policy.

5. You may select the amount of the death benefit under the new policy, but it must be equal to either:

          a)   the initial Specified Amount of the original Policy, OR

          b) the net amount at risk under the original Policy on the date of exchange.

               "Net amount at risk" means the difference between the death benefit and the Cash Value of the Policy.

In order to exchange the Policy, you must take the following action:

-    send a written request for exchange to the Company,

-    return the original Policy to the Company, and

-    pay any outstanding loan amounts or other charges due under the original
     Policy.

If the Policy's Specified Amount is increased from the initial Specified Amount, and the increase is not due to a change in the death benefit option, the amount of the increase can be exchanged for a permanent fixed premium, fixed benefit life insurance policy issued by the Company. The death benefit payable under the new policy will equal the Specified Amount increase. You may be able to transfer the Cash Value attributable to the Specified Amount increase under the original Policy to the new policy. The Cash Value attributable to the increase is the amount by which total premiums paid exceed the maximum premium limitation (see "Maximum Premium Limitation" on page 19) for the original Policy calculated as if the increase had not occurred. However, the Cash Value of the Specified Amount increase will not be transferred if it would cause the Cash Surrender Value of the original Policy to become negative.

Illustrations

The Statement of Additional Information contains hypothetical illustrations of projected Cash Values, Cash Surrender Values, and death benefits based on assumed rates of return for the Variable Life Account. The illustrations may be helpful in understanding how the Policy works. You may request a projection of your personalized illustrative future death benefits, Cash Values, and Cash Surrender Values at any time. Your request for personalized illustrations must be in writing and sent to the Company. The illustrations will be based on assumptions as to the Specified Amount of the death benefit, anticipated earnings and future premium payments, along with other assumptions that may be appropriate or agreed upon by you and the Company.

                                    PREMIUMS

Initial Premium
The initial premium is due on or before the Policy Issue Date and must be paid to the Company at its home office. Coverage will not take effect until the initial premium has been paid and the Policy has been issued during your lifetime.

First Year Minimum Premium
The initial premium, together with the first-year planned premiums, must be sufficient to meet the minimum premium requirement under the death benefit guarantee provision for the first year.

Planned Premiums
Although you have the option of making flexible premium payments, you may establish a planned premium payment plan. This will allow you to make premium payments annually, semi-annually, quarterly, or monthly by automatic withdrawal from your checking account. Planned premiums must be in the following minimum amounts, unless the Company specifies a lower amount:
                                                    Planned Premium
       Frequency of Payment                         Minimum Amount

          Annual                                         $200
          Semi-Annual                                    $125
          Quarterly                                      $ 75
          Monthly (Automatic Bank Withdrawal Only)       $ 15

You may change the frequency and amount of planned premiums by notifying the Company in writing. The Company has the right to limit the amount of any increase in planned premiums. If the Company receives any premium payment that exceeds the planned premium specified, it will be considered an additional premium, subject to the "Additional Premiums" provision of the Policy, which is discussed in the next paragraph.

Additional Premiums

You may make additional premium payments of at least $50 at any time prior to the Maturity Date of the Policy. The Company reserves the right to limit the amount of additional premium payments in order to meet the requirements and restrictions of federal tax law and related regulations. Premium limitations are set out on the specifications page of the Policy.

Unless you instruct otherwise, all payments the Company receives will be considered premium payments, even if there is a loan outstanding. If you are making a loan repayment, you must state that the payment is to be applied to the outstanding Policy loan.

If your premium is received by the Company before 3:00 p.m. on any Valuation Date, your Policy's Cash Value is credited as of that Valuation Date. Premiums received after 3:00 p.m. on any Valuation Date are credited as of the next following Valuation Date.

Maximum Premium Limitation

In order to comply with federal tax law, the Company will limit the total amount of premiums, both planned and additional, that may be paid during each Policy Year. This is the "maximum premium limitation." Because the maximum premium limitation is dependent in part on the Policy's Specified Amount, changes in the Specified Amount may affect this limitation. In the event you pay a premium which causes the maximum premium limitation to be exceeded, the Company will accept only that portion of the premium up to the maximum limitation and return the excess to you. Thereafter, no premiums will be accepted until they do not exceed the maximum premium limitation.

Death Benefit Guarantee

If the minimum premium requirement described below is met, the Policy will not lapse, even if the Cash Surrender Value is insufficient to cover the monthly deductions when due.

The minimum premium requirement is met when the sum of all premiums paid is not less than:

     (1) the sum of all monthly death benefit guarantee premiums as shown on the specifications page of the Policy, PLUS

     (2)  the current Policy indebtedness, PLUS

     (3) the sum of all partial surrenders, partial surrender charges, and partial surrender administrative fees, PLUS

     (4) the sum of all monthly deductions for any additional benefits provided by a rider to the Policy.

All sums in the minimum premium requirement include values for the current Policy Month.

The initial monthly death benefit guarantee premium is shown on the specifications page of your Policy. This premium will change if you increase or decrease the Specified Amount or if you change the death benefit option. At the time of the change, the Company will recalculate the monthly death benefit guarantee premium based on your age, the death benefit option you have chosen, and the new Specified Amount. Any change in the amount of the death benefit guarantee premium will be shown on a Policy amendment which the Company will send to you.

                            LAPSE AND REINSTATEMENT

Lapse

Payment of planned premiums does not guarantee that the Policy will not lapse. This is because even if you make a premium payment, if the Cash Surrender Value is insufficient to pay the monthly charges, and the grace period expires without payment of a sufficient premium payment or loan repayment, the Policy will lapse (terminate without value). However, the death benefit guarantee may be in effect, which will guarantee payment of a death benefit even if the Cash Surrender Value is insufficient, provided certain conditions are met. These conditions are discussed below.

Grace Period

If the death benefit guarantee is not in effect, and if the Cash Surrender Value is not sufficient to cover the monthly deduction when due, a grace period of 61 days will be allowed for you to make a premium payment or a loan repayment which is sufficient to cover the monthly deduction. The grace period begins on the Monthly Processing Day during which there is insufficient Cash Surrender Value. The Company will mail a notice to your last known address that the grace period is in effect.

The Policy will not lapse during the grace period. If the death of the Insured occurs during the grace period, the death benefit will equal the amount of death benefit in effect immediately prior to the grace period, less any outstanding Policy loans and unpaid charges.

If a premium or loan repayment sufficient to cover the monthly deduction is still unpaid at the end of the grace period, the Policy will lapse and all coverages under the Policy and any riders will terminate without value. Under certain circumstances, even if there is insufficient Cash Surrender Value to cover the monthly deduction, the Policy will not lapse if the death benefit guarantee is in effect.

Reinstatement

After a lapse, you may request that the Policy be reinstated (be put back in effect). Policy reinstatement is subject to the following conditions:

     - You must request reinstatement in writing and it must be received by the Company's home office within three years from the date of lapse; AND

     - The Company must receive proof that you, or if you were not the Insured, the person whose life was insured under the Policy, is still insurable; AND

     - You must make a premium payment that is sufficient to cover the monthly deductions for the first two Policy Months following reinstatement.

The Policy will be reinstated on the next Valuation Date following the date that all of the above conditions have been met. If you surrender the Policy for its full Cash Surrender Value, the Company will not reinstate the Policy.

                        DEATH BENEFITS AND POLICY VALUES

A death benefit will be payable as long as the Policy is in effect. The death benefit will be reduced by any outstanding Policy loans and any unpaid charges applicable to the Policy. If you are the Insured, when you die, the death benefit will be paid to the named Beneficiary. All or part of the death benefit may be paid in cash or applied under one or more of the optional settlement plans. See the SAI for information on optional settlement plans.

Death Benefit Options

There are two death benefit options available, and the amount of the death benefit will depend on the death benefit option in effect at the time of your death. You may select one of two options to determine the amount of the death benefit.

        Option 1 The death benefit equals the greater of the Specified Amount or the Cash Value multiplied by the applicable corridor percentage.

        Option 2        The death benefit is the greater of

                        (a) the Specified Amount PLUS the Cash Value; or

                        (b) the Cash Value multiplied by a corridor percentage.

The Specified Amount and the Cash Value used to determine the death benefit will be calculated at the end of the Valuation Period next following the date of your death.

                    Corridor Percentages
     Age      %        Age    %         Age        %
 40 or less  250       55     150        70       115
     41      243       56     146        71       113
     42      236       57     142        72       111
     43      229       58     138        73       109
     44      222       59     134        74       107
     45      215       60     130        75       105
     46      209       61     128        76       105
     47      203       62     126        77       105
     48      197       63     124        78       105
     49      191       64     122       79-90     105
     50      185       65     120        91       104
     51      178       66     119        92       103
     52      171       67     118        93       102
     53      164       68     117        94       101
     54      157       69     116        95+      100

Under both Option 1 and Option 2, premium payments and favorable investment results will increase the Cash Value. However, increased Cash Value has a different effect on each option.

          Effect of Increased Cash Value on Death Benefit Options

        Option 1                                 Option 2

Decreases amount of the monthly            Increases the Policy's death benefit.
deductions and the amount of premium
necessary to keep the Policy in effect.

Increases the amounts available for        Increases the amounts available for
Policy loans and surrenders.               Policy loans and surrenders.

Your insurance goals should determine the death benefit option you choose.

     Choose Option 1
     if you are satisfied with the amount of your life insurance coverage and prefer to have premium payments and favorable investment results reflect an increase in Cash Value.

     Choose Option 2
     if you prefer to have favorable investment results partly reflect an increase in the death benefit.

Changing Death Benefit Options

You may change the death benefit option you have selected by sending a written request to the Company. When the Company approves the request, the change will take effect on the Monthly Processing Day next following the date the Company receives the request. A change may result in a new Specified Amount and you may be asked to provide evidence of insurability satisfactory to the Company before the change will be made.

        A change from Option 2 to Option 1
        will increase the Specified Amount by the Policy's Cash Value calculated at the end of the Valuation Period next following the effective date of the change. When Option 2 is changed to Option 1, the Company may require evidence of insurability.

        A change from Option 1 to Option 2
        will decrease the Specified Amount by the Policy's Cash Value calculated at the end of the Valuation Period next following the effective date of the change.

Changing the death benefit option will also change the cost of insurance charge for the duration of the Policy. The mortality charge is the same under both options, but the difference between the death benefit and the Cash Value varies directly with the Cash Value under Option 1, but is constant under Option 2, unless the death benefit is determined by applying a corridor percentage.

Changing the Specified Amount

You may increase or decrease the Specified Amount of the death benefit by sending a written request to the Company. Any change is subject to the following conditions:

-    The Specified Amount cannot be changed during the first Policy Year.

-    The Specified Amount can only be changed once during any subsequent Policy
     Year.

- The Specified Amount cannot be less than the minimum Specified Amount, which is currently $50,000, unless the Company's current rules change to allow a lower amount.

A decrease will become effective on the Monthly Processing Day following the date the Company receives a request and will be effected on a last-in-first-out basis. That is, for purposes of determining the cost of insurance charge, a decrease will apply to the Specified Amount provided by the most recent increase; then the next most recent increase successively; then the initial Specified Amount. The Company will not permit a decrease in the Specified Amount if the decrease causes the Policy to violate the maximum premium limitation (see "Maximum Premium Limitation" on page 19). The Company will impose a deferred sales charge when the Specified Amount is decreased.

You must submit a supplemental application to request an increase in the Specified Amount. You will be required to provide satisfactory evidence of insurability. Any increase approved by the Company will become effective on the Monthly Processing Day next following the Company's approval. An increase will not become effective if the Policy's Cash Surrender Value is insufficient to cover the monthly deduction for the Policy Month following the increase. When the Specified Amount is increased, you have the right to the free-look and Policy exchange privileges.

Effects of Changing the Specified Amount

Changing the Specified Amount will result in a change in the cost of insurance charge because the amount of the cost of insurance charge depends on the difference between the death benefit option in effect and the Cash Value.

In addition, changing the Specified Amount may affect the premium requirement for the minimum death benefit guarantee.

Whenever the Specified Amount is increased, a separate full surrender charge will be calculated based on the amount of the increase, unless the increase is due to a change from death benefit Option 2 to death benefit Option 1. No increase will be allowed if the Policy does not have sufficient Cash Surrender Value to support the additional deferred charges. As a condition following an increase, the Company may require payment of additional premium equal to the first year minimum premium that would be charged based on the then-age and risk class for a newly-issued policy with a Specified Amount equal to the amount of increase. Because the cost of insurance varies directly with the difference between the death benefit and the Cash Value, an increase in the Specified Amount will generally require higher premium payments to support the Policy.

          Example: Assume a 40-year-old non-smoker buys a $100,000 Policy and chooses death benefit Option 1. Also assume that all Policy charges and deductions are made and that the net investment return after all asset-based charges are deducted is 6% (7.98% gross investment return). The following table shows the effect on Cash Values and Cash Surrender Values under three alternatives:

               (1) the Specified Amount is not changed

               (2) the Specified Amount is increased to $250,000

               (3) the Specified Amount is decreased to $50,000

          The changes occur five years after the Policy is issued.


            No change in                            Increase in Specified                        Decrease in Specified
            Specified Amount                         Amount to $250,000                           Amount to $50,000
            Sum of             Cash              Sum of               Cash                Sum of                      Cash
End of     Premium   Cash    Surrender         Premiums     Cash     Surrender           Premium       Cash         Surrender
Policy Yr.  Paid     Value     Value             Paid      Value       Value               Paid        Value          Value


5          $ 7,563   $6,582   $ 6,000          $ 7,563    $ 6,582    $ 6,000            $ 7,563       $ 6,582        $ 6,000
6            9,076    8,097     7,660           11,931     10,522      8,947              8,121         7,296          6,859
7           10,589    9,683     9,391           16,299     14,652     13,223              8,679         8,042          7,751
10          15,127   14,894    14,894           29,403     28,289     27,379             10,353        10,490         10,490
20          30,253   38,036    38,036           73,084     90,226     90,226             15,934        21,350         21,350
Age 65      57,817   53,891    53,891           94,924    134,196    134,196             18,724        28,929         28,929

               Explanation: The premium paid in all cases is assumed to be equal to the minimum death benefit guarantee premium, which would be $1,513 at issue, increases to $4,368 when the Specified Amount is increased to $250,000, and decreases to $558 when the Specified Amount is decreased to $50,000.

Optional Insurance Riders

Below is a summary of the optional riders available with the Policy. You should consult the rider(s) for specific details. Not all riders are available in all states. Ask your registered representative for details applicable to your situation.

Accelerated Death Benefit Rider -Under this rider, an accelerated death benefit may be elected if the Insured has an illness or injury which will result in death within six months. The available benefit under the Policy will be the lesser of $250,000 or one-half of the death benefit multiplied by .975. The benefit available to be accelerated under a term life rider to the Policy will be the lesser of $250,000 or one-half of the term life rider death benefit multiplied by .975. The accelerated death benefit will only be paid once and will reduce the remaining death benefit, Cash Value and Specified Amount under the Policy.

Under the rider, the Company will also waive all monthly deductions under the Policy, including monthly deductions for any riders, during the six-month period following proof of injury or illness which will result in death within six months. All monthly deductions become payable if the Insured does not die within the six-month period. The rider will terminate on the earliest of the Policy Anniversary on or following the Insured's 95th birthday or when the Policy terminates. There is no charge for this rider.

Other Insured Rider - The rider provides yearly renewable level term life insurance on a person other than the Insured. The rider may be converted to permanent life insurance prior to the other insured attaining age 70 or at the death of the Insured under the Policy. The rider will terminate on the earlier of the Policy Anniversary Date on or following the other insured's 95th birthday or the termination of the Policy. There is a monthly charge for this rider.

Waiver of Monthly Deduction Rider - Under this rider, the monthly deductions under the Policy will be waived while the Insured is totally disabled. The waiver of deductions will not apply to a total disability that began prior to the rider effective date, or for a period before the Policy Anniversary Date on which the Insured is age 15, or resulting from an intentionally self-inflicted injury or an act of war. The rider will terminate on the earlier of the Policy Anniversary Date on which the Insured is age 60, unless the Insured is totally disabled, or the termination of the Policy. There is a monthly charge for this rider.

Accidental Death Rider - The rider provides a death benefit payable upon the death of the Insured resulting from accidental bodily injury. Death must occur within 90 days after the injury and proof of death must be received within 90 days of death. The rider will terminate on the earlier of the Policy Anniversary Date on which the Insured is age 70 or when the Policy terminates. There is a monthly charge for this rider.

Spouse's Term Life Insurance Rider - This rider provides term life insurance coverage for the spouse of the Insured. The coverage under this rider may be converted to permanent insurance while the rider is in effect. The rider will terminate on the earlier of the Policy Anniversary Date on or following the spouse's 65th birthday or when the Policy terminates. There is a monthly charge for this rider.

Children's Term Life Insurance Rider - Under this rider, term life insurance coverage is provided to a child of the Insured who is under the age of 18 at the time coverage is purchased. The coverage will terminate on the earlier of the Policy Anniversary Date on or following the child's 25th birthday or marriage of the child. Coverage under this rider may be converted to a separate permanent insurance policy. The rider will terminate on the earlier of the Policy Anniversary Date on or following the Insured's 65th birthday or when the Policy terminates. There is a monthly charge for this rider.

Guaranteed Insurability Rider - This rider allows you to increase the Specified Amount on the Insured's life on certain purchase dates. The purchase dates are the Policy Anniversary Dates on or following the Insured's 22nd, 25th, 28th, 31st, 34th, 37th, and 40th birthdays. Alternate purchase dates are allowed for the Insured's marriage, birth of a child of the Insured's marriage or adoption of a child by the Insured. The rider will terminate on the earlier of the Policy Anniversary Date following the Insured's 40th birthday or when the Policy terminates. There is a monthly charge for this rider.

Policy Maturity

If the Policy is in effect on the Policy Anniversary Date on or after your 95th birthday, the Policy will mature and the Cash Value, less any amounts owed for Policy loans calculated at the end of the Valuation Period following the Maturity Date, will be paid to you. You may take the Cash Value in a lump sum or payment can be made under a settlement option acceptable to the Company. See the SAI for information on optional settlement plans.

Cash Value

The Policy's Cash Value is the sum of the Subaccount Cash Values and any Cash Value held in the Company's General Account to secure a Policy loan. Cash values will be determined at the end of every Valuation Period and may change on each Valuation Date. The Cash Value will vary with the investment performance of the underlying Portfolios and in relation to the charges deducted, transactions occurring (such as partial surrenders and loans) and premiums paid. There is no guaranteed minimum Cash Value.

Determination of Accumulation Unit

An accumulation unit is an accounting unit of measure used to calculate Cash Value in the Variable Life Account. The value of an accumulation unit may vary from Valuation Period to Valuation Period. Net premiums allocated to a Subaccount are credited in accumulation units. Premiums are credited to the Policy's Cash Value on the basis of the accumulation value next determined after the Company receives the premium. Charges deducted from a Subaccount, including monthly deductions, result in cancellation of accumulation units. The number of accumulation units credited to or canceled from a Subaccount is determined by dividing the dollar value of the credit or cancellation by the value of one accumulation unit.

     Example: Dollar value of credit (net premium payment) = $100
              Value of one Subaccount accumulation unit = $ 10

              $100/$10 = 10 accumulation units credited to Subaccount

The Subaccount Cash Value is determined by multiplying the number of accumulation units attributable to the Subaccount by the value of one accumulation unit for the Subaccount.

          Example: Number of Policy Owner accumulation units in Subaccount = 250

                   Value of one Subaccount accumulation unit = $10

                   250 x $10 = $2,500 Cash Value

Initially, the value of one accumulation unit was set at $10. For each subsequent Valuation Period, the Company determines the accumulation unit value. It does this by

     (1) determining the total amount of money invested in the particular Subaccount;

     (2) subtracting from that amount the mortality and expense risk premium, the death benefit guarantee risk charge and any other charges, such as taxes, the Company has deducted; and

     (3)  dividing this amount by the number of outstanding accumulation units.

                                   SURRENDERS

While the Policy is in effect, you may request a partial or full surrender of the Policy. Your request for a surrender must meet the following requirements:

-    it must be in writing

-    it must made while the Policy is in effect

-    it must be made during your lifetime

-    it must be made prior to the Maturity Date

The Company will generally pay the amount of any surrender within seven days of receipt of a surrender request.

Partial Surrender

A partial surrender is treated as a withdrawal of part of the Policy's Cash Value. The amount of the surrender will be taken from the Cash Value of the Subaccount or Subaccounts you designate and will result in cancellation of Subaccount accumulation units. Unless you specify otherwise, accumulation units will be canceled from each applicable Subaccount in the ratio that the Cash Value of each Subaccount bears to the total of all Subaccount Cash Values.

The Company will deduct a partial surrender administrative charge equal to 2% of the amount surrendered or $25, whichever is less. The Company may also deduct a partial surrender charge.

The Policy's Cash Value and death benefit will be reduced by the sum of

     (1)  the amount of the partial surrender, PLUS

     (2)  the partial surrender administrative charge, PLUS

     (3)  the partial surrender charge.

If you have selected death benefit Option 1, a partial surrender will cause the Specified Amount to decrease by the sum of

     (1)  the amount of the partial surrender, PLUS

     (2)  the partial surrender administrative charge, PLUS

     (3)  the partial surrender charge.

While there currently is no limit to the number of partial surrenders that you can make during a Policy Year, the Company reserves the right to impose a limit.

You should consult your tax adviser as to the possible tax consequences if the amount of the partial surrender exceeds premiums paid. It may be more advantageous for you to take out a Policy loan if the need for cash is temporary.

Full Surrender

Under a full surrender, the Company will pay you the entire Cash Surrender Value of the Policy and the Policy will terminate. The full Cash Surrender Value is equal to the Cash Value calculated at the end of the Valuation Period next following the date on which the Company receives the request for full surrender, less any outstanding Policy loans and less the full surrender charge. The full surrender charge is calculated as of the end of the Valuation Period next following the date on which the Company receives the request for a full surrender.

                                  POLICY LOANS

As long as the Policy is in effect, you may obtain a loan from the Company using the Policy as the only security, subject to the following restrictions:

-    You cannot make a request before the first Anniversary Date of the Policy.

-    You must make the request in writing.

-    The maximum loan amount is 90% of:

          (a)  the Policy's Cash Value MINUS

          (b) the full surrender charge at the end of the Valuation Period during which the loan request is received.

- The maximum amount you can borrow at any one time is the maximum loan amount, less any outstanding Policy indebtedness, including any other outstanding Policy loans.

- If the loan is approved, the Company will send a check within seven days after it receives the loan request.

- Payment of any loan proceeds may be suspended under certain circumstances as detailed in the section entitled "Suspension of Payments" in the SAI.

- Loan proceeds may be taxable if the Policy is a modified endowment contract. See "Federal Tax Status" in this Prospectus.

Effect of a Loan

At the end of the Valuation Period during which the loan is made, a portion of the Cash Value equal to the loan amount will be transferred from the Subaccounts of the Variable Life Account into the General Account of the Company. The amount of any interest due on the loan that remains unpaid is also transferred to the General Account. These transfers result in the cancellation of accumulation units within the Subaccounts of the Variable Life Account. Unless you specify otherwise, accumulation units will be canceled from each applicable Subaccount in the ratio that the Cash Value of each Subaccount bears to the total of all Subaccount Cash Values.

A Policy loan, whether or not repaid, will have a permanent effect on the death benefits and Policy values because the amount of the Policy loan transferred to the General Account will not share in the investment results of the Portfolios while the Policy loan is outstanding. If the General Account earnings rate is less than the investment performance of the selected Portfolio(s), the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of the death benefit and Cash Surrender Value.

Loan Interest Charged

The Company will charge an annual effective interest rate of 8% on Policy loans. Interest is due at the end of each Policy Year. Unpaid interest will be added to the existing Policy indebtedness and charged interest at 8%.

Loan Interest Credited

Interest will accrue daily on the Cash Value held in the General Account at an annual rate of 6% and will be credited at the end of each Policy Year. Credited interest will be transferred to the Variable Life Account and allocated to the Subaccounts in the same manner that premium payments are allocated to the Subaccounts.

Lapse Due to Loan

Policy indebtedness is the sum of all outstanding Policy loans and accrued interest on the loans. If Policy indebtedness causes the Cash Surrender Value of the Policy to equal zero or become negative, and the death benefit guarantee is not in effect, the Company will notify you, along with any collateral assignee of record, that the Policy will lapse and terminate without value.

In order to prevent the Policy from lapsing and terminating without value, you must make a payment to the Company within 61 days from the date the notice is sent. The payment must at least equal the amount by which the Policy indebtedness exceeds the Cash Value less any remaining surrender charges. Policy indebtedness will affect the applicability of the death benefit guarantee.

A termination of the Policy with a loan outstanding may have federal income tax consequences. See "Federal Tax Status - Tax Treatment of Loans and Surrenders" in this Prospectus.

Loan Repayment

You may repay Policy loans in full or in part at any time while the Policy is in effect. Outstanding Policy loans and accrued interest are subtracted from final payments made under the Policy. These are:

-    the death benefit paid on your death

-    the Cash Value when there is a full surrender of the Policy

-    the Cash Value payable at the Maturity Date

When you make a Policy loan payment, an amount equal to the payment is transferred from the Cash Value in the General Account securing the loan to the Variable Life Account and is allocated to the Subaccounts in the same manner that premium payments are allocated to the Subaccounts. If you send a loan payment to the Company, you must indicate that it is a loan repayment. Otherwise, the payment will be treated as a premium payment.

                            OTHER POLICY PROVISIONS

Policy Owner

It is assumed that the Policy Owner is the Insured, unless otherwise specified in the Policy application. The Policy Owner may exercise all rights and privileges granted under the Policy without the consent of any revocable Beneficiary.

Contingent Policy Owner

If you are the Policy Owner, but not the Insured, you may name a Contingent Policy Owner. In that situation, if you die before the Insured, the Contingent Policy Owner you have named in the application becomes the Policy Owner and possesses all rights of the Policy Owner. At your death, if the Contingent Policy Owner is deceased, or if you have not named a Contingent Policy Owner, ownership of the Policy passes to your estate.

Changing the Policy Owner or Contingent Policy Owner

By providing the Company with a dated and signed written notice, you may change the Policy Owner or the Contingent Policy Owner if you are not also the Insured. After the Company records the change, it becomes effective as of the date of the written notice. The Insured does not have to be living when the Company records a change in Policy Owner in order for the change to be effective. You do not have to be living when the Company records a change of Contingent Policy Owner in order for it to be effective. The Company will not be responsible for any payment made or any other action taken before it records a change.

Beneficiary

The Beneficiary is named in the application. If, for whatever reason, there is no Beneficiary when the Insured dies, the Company will pay the death benefit to you as the Policy Owner, or to your estate if you are deceased when the Insured dies. If the Beneficiary dies at the same time or within 10 days of the Insured, the death benefit will be paid as though the Beneficiary died before the Insured.

Changing the Beneficiary

By providing the Company with a dated and signed written notice, you may change the Beneficiary. After the Company records the change, it becomes effective as of the date of the written notice. The Insured does not have to be living when the Company records a change in Beneficiary in order for it to be effective. The Company will not be responsible for any payment made or any other action taken before it records the change.

Assignment

As the Policy Owner, you may assign the Policy as collateral. The Company is not responsible for the validity or effect of any collateral assignment. The interest of any revocable Beneficiary will be subject to the terms of the assignment. The Company will not be responsible for knowledge of any assignment until it receives written notice of the assignment and records the assignment. Assigning the Policy may be a taxable event.

Incontestability

Except if you fail to pay premiums, the Company will not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the date the Policy was issued. This will not apply to any riders to the Policy. Any increase in the Specified Amount after the date the Policy is issued will be incontestable only after the increase has been in effect during the Insured's lifetime for two years after the effective date of the increase.

               RESERVATION OF COMPANY RIGHTS REGARDING THE POLICY
                         AND THE VARIABLE LIFE ACCOUNT

Right to Amend the Policy. The Company reserves the right to amend the Policy in order to include any future changes related to:

-    Any SEC rulings and regulations.

- The Policy's qualification for treatment as a life insurance policy under the Internal Revenue Code (as amended) or any Internal Revenue Service requirements, rulings and regulations.

You will be notified if any changes are made to the policy. If the changes are sufficiently material, you may receive an endorsement to your Policy.

Right to Contest. Generally, the Company can only contest the validity of the Policy on the basis of misrepresentation within the first two Policy Years. However, if you increase the Specified Amount, the Company can also contest validity within two years of the effective date of any increase. Additionally, if the Policy lapsed and you reinstate it, the Company will measure the two-year period from the reinstatement date where permitted by state law.

Right to Modify Charges. The Company may reduce any of the charges under the Policy, as well as the minimum Specified Amount, because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

Rights Regarding the Variable Life Account. The Company reserves the right, subject to obtaining any necessary regulatory approvals, to:

-    eliminate Subaccounts;
-    make additional Subaccounts available;

                               FEDERAL TAX STATUS

NOTE: The following discussion is based on the Company's understanding of current federal tax laws applicable to life insurance in general. The Company cannot predict if these laws will change. Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"), defines the term "life insurance contract" for purposes of applying the tax laws to life insurance policies. The Company believes that the Policy qualifies as a life insurance contract under
Section 7702; however, the Company does not guarantee the tax status of the Policy. You bear the complete risk that the Policy may not be deemed a life insurance contract by the Internal Revenue Service ("IRS"). The following discussion is not exhaustive and you should understand that there may be special federal tax rules not discussed in this Prospectus that are applicable in certain situations. You are cautioned to consult your own tax adviser regarding how federal tax laws may apply to the Policy.

Introduction

This discussion of federal tax status is general in nature and is not intended to provide you with tax advice. You should discuss the applicability of federal tax laws on the Policy with your tax adviser. No attempt has been made to consider any state tax laws or any other tax laws. The Company is not making any representations or guarantees that current federal tax laws will not be changed or that current interpretations of the federal tax laws will not be changed.

The Company is taxed as a life insurance company under federal tax laws. For federal income tax purposes, the Variable Life Account is not a separate entity from the Company and its operations form a part of the Company.

Modified Endowment Contracts

Federal tax laws alter the treatment accorded to loans and certain distributions from life insurance policies that are considered to be modified endowment contracts or MECs. Generally, the variable life insurance policy described in this Prospectus will not be considered a modified endowment contract. A modified endowment contract is a contract which is entered into or materially changed on or after June 21, 1988, and fails to meet the 7-pay test. A policy fails to meet the 7-pay test when the cumulative amount paid under a contract at any time during the first 7 years of the contract exceeds the sum of the net level premiums that would have been paid on or before such time if the contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change includes any increase in the future benefits or addition of qualified additional benefits provided under a contract unless the increase is due to

- the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first 7 years of the contract; or

- the crediting of interest or other earnings (including dividends) with respect to such premiums.

Additionally, any policy issued in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract regardless of whether it meets the 7-pay test. However, an exchange under
Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a modified endowment contract if no additional premiums are paid. Due to the flexible premium feature of a variable life insurance policy, the circumstances of each policy will be considered individually in determining whether it will be treated as a modified endowment contract.

If a policy is determined to be a modified endowment contract, partial or full surrenders and/or loan proceeds are taxable to the extent of income in the policy. In addition, such distributions from a policy within two years before it becomes a modified endowment contract will also be taxed in this manner. Such distributions are deemed to be on a last-in-first-out basis, which means that the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of loans or surrenders. The penalty will not apply to any distribution:

- made to a taxpayer who is at least age 59-1/2 on the date of the distribution;

- made to a taxpayer who is disabled as defined in Section 72(m)(7) of the Code; or

- made as part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a policy is not classified as a modified endowment contract, then any surrenders will be treated first as a recovery of the investment in the policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the policy within the first 15 years after the policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the policy.

Any loan from a policy that is not classified as a modified endowment contract will be treated as indebtedness of the Policy Owner and not as a distribution. Upon complete surrender (or lapse of the Policy) or when maturity benefits are paid, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Policy Owner, the excess generally will be treated as ordinary income.

Interest paid on a policy loan is generally not deductible. Furthermore, no deduction will be allowed for interest on a loan under a policy covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer except for, in limited circumstances, policies on "key persons" as that term is defined in the Code. The deductibility of interest payable on policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

Business Use. Businesses can use the Policy in various arrangements including non-qualified deferred compensation plans, split dollar insurance plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

State Law. State regulations require that the Policy Owner have an appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

You should consult your own tax adviser regarding the treatment of your policy and the possible tax consequences of taking loans or surrenders from your policy.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the U.S. Treasury Department. If it is determined that your variable life insurance policy does not qualify as a life insurance contract, you will be liable for federal income taxes on the earnings portion of the Policy prior to receiving any pay-outs from the policy. The Code has a safe harbor provision which provides that life insurance policies, such as your variable life Policy, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

In 1989, the Treasury Department issued regulations which amplify the diversification requirements for variable contracts and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if - no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

- no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

- no more than 80% of the total assets of the portfolio is represented by any three investments;

- no more than 90% of the total assets of the portfolio is represented by any four investments.

- For purposes of the regulations, all securities of the same issuer are treated as a single investment and each U.S. government agency or instrumentality is treated as a separate issuer.

- The Company intends that all underlying assets of the Variable Life Account will be managed in order to comply with these diversification requirements.

Policy Owner Control

Currently, there is no official guidance as to whether, or under what circumstances, control of the investments of the Variable Life Account by the owners of variable life policies will cause the owners to be treated as owners of the assets of the Variable Life Account, thereby causing the variable life Policy to lose its favorable tax treatment.

The amount of Policy Owner control which may be exercised under the Policy is different in some respect from the situations addressed in published rulings issued by the IRS in which it was held that a policy owner was not the owner of the assets of a separate account. It is unknown whether these differences, such as the Policy Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Policy Owner to be considered the owner of the assets of the Variable Life Account.

In the event any forthcoming guidance or ruling sets forth a new position, the guidance or ruling will generally be applied only prospectively. However, if the ruling or guidance does not set forth a new position, it may be applied retroactively, resulting in the Policy Owner being retroactively determined to be the owner of the assets of the Variable Life Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy

The Policy has been designed to comply with the definition of a life insurance contract contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that mortality and other expense charges be reasonable. In establishing these charges, the Company has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While every attempt has been made by the Company to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that that the IRS will not concur with the Company's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult a tax adviser regarding the tax consequences of purchasing the Policy.

Tax Treatment of Settlement Options

Under the Code, a portion of the settlement option payments which are in excess of the death benefit proceeds are included in the beneficiary's taxable income. Under a settlement option payable for the lifetime of the beneficiary, the death benefit proceeds are divided by the beneficiary's life expectancy (or joint life expectancy in the case of a joint and survivor option) and proceeds received in excess of these prorated amounts are included in taxable income. The value of the death benefit proceeds is reduced by the value of any period certain or refund guarantee. Under a fixed payment or fixed period option, the death benefit proceeds are prorated by dividing the proceeds over the payment period under the option. Any payments in excess of the prorated amount will be included in taxable income. Under the Proceeds Held at Interest Plan, interest will be taxable to the payee in the year it is credited to the Policy proceeds. An election to receive payment under a Settlement Option must be made no later than 60 days after the proceeds first become payable.

Policy Proceeds

The tax treatment accorded to loan proceeds and/or surrender payments from the Policy will depend on whether the Policy is considered to be a modified endowment contract. Otherwise, the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit is excluded from the gross income of the Beneficiary under Section 101(a) of the Code. Also, you, as the Policy Owner are not deemed to be in constructive receipt of the Cash Value or Cash Surrender Value, including increments thereon, under the Policy until there is a distribution of such amounts. Generally, proceeds paid under the Accelerated Death Benefit rider will be treated for tax purposes as the payment of death benefits. However, for certain business-related policies, such payments may be treated as taxable distributions.

Federal estate and state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

Multiple Policies

The Code provides that multiple modified endowment contracts which are issued within a calendar year period to the same Policy owner by one company or its affiliates are treated as one modified endowment contract for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from the combination of contracts. You should consult a tax adviser prior to purchasing more than one modified endowment contract in any calendar year period.

Tax Treatment of Assignments

Assigning or pledging the Policy may be a taxable event. You should consult a tax adviser before assigning or pledging the Policy.

Qualified Plans

The Policy may be used in conjunction with certain qualified retirement plans. Because the rules governing such use are complex, you should consult with a pension consultant before purchasing the Policy.

Income Tax Withholding

All distributions or the portion thereof which is includable in gross income of the Policy Owner are subject to federal income tax withholding. However, in most cases, you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

                               LEGAL PROCEEDINGS

Neither the Variable Life Account nor its principal underwriter, Sentry Equity Services, Inc., are parties to any legal proceedings. The Company is engaged in various kinds of routine litigation which, in the opinion of the Company, are not material to the operation of the Company or to its financial condition.

                              FINANCIAL STATEMENTS

The Company's and the Variable Life Account's most current audited financial statements are as of December 31, 2002, and are contained in the Statement of Additional Information dated May 1, 2003.

The Company's and the Variable Life Account's financial statements included in the Statement of Additional Information should only be considered in relation to the Company's ability to meet its obligations in connection with the Policy.

                                   APPENDIX A
                               GLOSSARY OF TERMS

Anniversary Date or        The same day and month each year calculated
Policy Anniversary Date    from the date the Policy was first issued
                           (Policy Date).

Beneficiary                The person named in the application, unless
                           changed, entitled to receive the death benefit when it becomes payable.

Cash Surrender Value       The amount available in cash, after deducting
                           any outstanding Policy indebtedness and the full surrender charge, if you voluntarily terminate the Policy before it matures or before the death benefit is paid.

Cash Value                 The amount available in cash, without deducting
                           any outstanding Policy indebtedness or surrender charges, if you voluntarily terminate the Policy before it matures or before the death benefit is paid. It is equal to the sum of all Subaccount
                           Cash Value and any Cash Value held in the General Account to secure a policy loan.

Company Sentry Life Insurance Company at its home office located at 1800 North Point Drive, Stevens Point, WI 54481, telephone (800)533-7827.

General Account            The General Account of the Company. It is used to
                           secure Policy loans. The Variable Life Account is separate from the General Account.

Initial Investment Period  The 25-day period immediately following the date the Policy is issued.

Insured                    The person whose life is covered under the Policy.
                           It is assumed the Insured and the Policy Owner are the same person and both are referred to as "you" in this Prospectus.

Maturity Date              The date on which you will be paid the Cash Value
                           of the Policy, less any outstanding Policy indebtedness, PROVIDED the Policy is in effect on that date. The Maturity Date is the anniversary date of the Policy on or after your 95th birthday.

Monthly Processing Day     The day each month when charges under the Policy
                           are deducted from the Variable Life Account.

Mutual Fund(s)             The Mutual Funds designated in the Policy as
                           investment options of the Variable Life Account.

Net Premiums               Gross premiums less any amounts deducted for
                           front-end sales charges and premium taxes.

Policy Date                The day, month and year that the Policy becomes
                           effective and from which the Policy Anniversary
                           Date is determined. This is the day when the Insured's life is covered under the Policy.

Policy Issue Date          The day, month and year that underwriting is
                           completed and the Company issues the Policy.

Policy Month               The period of time starting on one Monthly
                           Processing Day and ending the day before the next
                           Monthly Processing Day.

Policy Owner               The person named as the owner of the Policy on
                           the application, unless subsequently changed. It is assumed the Insured and the Policy Owner are the same person and both are referred to as "you" in this Prospectus.

Policy Year                The period of time from one Policy Anniversary Date
                           to the day before the next Policy Anniversary
                           Date.

Portfolio                  An investment option that is a segment of a
                           Mutual Fund constituting a separate and distinct class of shares.

Specified Amount           The amount of the initial death benefit payable
                           under the Policy, plus or minus any subsequent changes to that amount.

Subaccount                 A segment of the Variable Life Account that
                           invests in a Mutual Fund or Portfolio.

Target Surrender Premium   The premium, which is shown on the specification
                           page of your Policy, that is used to calculate the deferred sales charge. The Target Surrender
                           Premium is based on the guideline annual premium pursuant to rules adopted under the Investment
                           Company Act of 1940.

Valuation Date             The date on which the Cash Value of the Policy is
                           determined. The Valuation Date is each day that the New York Stock Exchange is open for trading.

Valuation Period           The period from 4:00 p.m. Eastern Time on each
                           Valuation Date to 4:00 p.m. Eastern Time on the next succeeding Valuation Date.

(1) Individual factors that affect the surrender charge include age, gender, risk class, Specified Amount, and the premium paid during the first Policy Year or in the year following an increase in the Specified Amount. The surrender charge applicable to your Policy is shown on the specifications page of your Policy.

(2) The full surrender charge remains constant from the date the Policy is issued through the 4th Policy Year, and then it is reduced each year until it reaches zero in the 10th year.

(3) This Maximum Charge example is calculated using rates for standard risks. The Maximum Charge for a special, or substandard, risk is 5 times the amount of the Maximum Charge for standard risks.

(4) Currently, the Company does not charge this fee for transfers among investment options, but reserves the right to do so in the future.

(5) The Cash Value of your Policy held in the Company's General Account to secure the Policy loan will accrue interest daily at an annual effective rate of 6%. This interest will be credited at the end of each Policy Year and transferred to the Subaccounts in the same manner that premiums are being allocated to the Subaccounts.

(6) The cost of insurance charge varies by the insured's gender, issue age, and risk classification, and by the year of coverage, death benefit option in effect, and Cash Value. This rate may not be representative of the charge that a particular policyowner will pay. If you would like information on the insurance charge rates or surrender charge rates for your particular situation, you may request a personalized illustration from your sales representative or by calling Life Insurance Services at 1-800-533-7827.

(7) A unit of coverage provides the spouse with coverage based on the attained age of the spouse. The amount of coverage is $11,000 for a spouse age 15, decreasing by $250 per year to age 55; then it is a level $1,000 per unit from age 55 to 65.

(8) A unit of coverage provides each child $1,500 of level term insurance per unit. The coverage terminates when the child attains age 25 or is married, whichever is earlier.

(9) The Target Surrender Premium is based on your age and sex on the Policy Issue Date and on the date an increase in the Specified Amount is effective. The Company reserves the right to require a minimum premium payment during the first 12 months following the effective date of an increase in the Specified Amount. This rate may not be representative of the charge that a particular policyowner will pay. If you would like information on the insurance charge rates or surrender charge rates for your particular situation, you can request a personalized illustration from your sales representative or by calling Life Insurance Services at 1-800-533-7827.

[BACK COVER]

To learn more about the Policy, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2003. Personalized illustrations of death benefits, cash surrender values, and cash values are also available, without charge, upon request. The SAI was filed with the Securities and Exchange Commission (SEC) and it is legally a part of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information about the Company and the Policy. Information about the Company and the Policy (including the SAI), may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202)942-8090.

For a free copy of the SAI, to request personalized illustrations or other information about the Policy, or for general inquiries, contact the Company's services office at (800)533-7827.

Investment Company Act File No. 811-4327

Underwriter for the Contract
Sentry Equity Services, Inc.
Stevens Point, Wisconsin

Legal Opinions
Blazzard, Grodd & Hasenauer, P.C.
Westport, Connecticut

Independent Accountants
For Sentry Life Insurance Company
PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

1800 North Point Drive
Stevens Point, WI 54481

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                   issued by
                         SENTRY VARIABLE LIFE ACCOUNT I
                                      and
                         SENTRY LIFE INSURANCE COMPANY

This is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for the flexible premium variable life insurance policy which is referred to herein.

The Prospectus concisely presents information that you should know before purchasing a variable life insurance policy. For a copy of the Prospectus, call or write the Company at 1800 North Point Drive, Stevens Point, WI 54481,
(800)533-7827.

This Statement of Additional Information and the Prospectus are dated May 1,
2003.

                               TABLE OF CONTENTS

The Company ................................................................   3
The Variable Life Account ..................................................   3
Additional Information About the Policy ....................................   3
Misstatement of Age or Sex .................................................   3
No Dividends ...............................................................   3
Optional Settlement Plans ..................................................   3
Telephone Transfers ........................................................   4
Suspension of Payments .....................................................   4
Policy Underwriting ........................................................   4
Reports to Policy Owners ...................................................   4
Privacy ....................................................................   5
Principal Underwriter ......................................................   6
Independent Accountants ....................................................   7
Legal Opinions .............................................................   7
Financial Statements .......................................................   7
Illustrations ..............................................................   9

THE COMPANY

Sentry Life Insurance Company (the "Company") is a life insurance company formed on October 23, 1958, under the laws of the state of Wisconsin. Its home office is located at 1800 North Point Drive, Stevens Point, Wisconsin. The Company is authorized to write life insurance and annuity contracts in the District of Columbia and in all states except New York. The Company is wholly owned by Sentry Insurance a Mutual Company ("SIAMCO"). SIAMCO is also a Wisconsin insurance company and shares its home office with the Company at 1800 North Point Drive, Stevens Point, Wisconsin.

THE VARIABLE LIFE ACCOUNT

Sentry Variable Life Account I (the "Variable Life Account") was established by the Company's Board of Directors on February 12, 1985, under the insurance laws of Wisconsin. The Variable Life Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940.

ADDITIONAL INFORMATION ABOUT THE POLICY

Misstatement of Age or Sex

If your age or sex has been misstated in the application, the death benefit will be adjusted by the difference between the monthly charges actually deducted and the monthly charges that would have been deducted at the correct age and sex. The adjustment will be accumulated based on investment returns that were credited to the Cash Value. No Dividends The Policy is non-participating, which means you will not receive dividends or share in the CompanyOs profits or surplus.

Optional Settlement Plans

The Company will pay benefits under the Policy in one lump sum unless you choose an optional settlement plan. The following provisions apply:

- You may choose a settlement plan while the Policy is in effect and while the Insured is living.

- If you have not chosen a settlement plan, your Beneficiary may choose one after your death. (Y)EIn order to choose a settlement plan, you must send a dated and signed written notice to the Company.

- If approved by the Company, the plan you choose will be effective from the date the notice was signed.

- The Company will not be responsible for any payment made or other action taken before the selection has been recorded by the Company.

You can choose from the following settlement plans:

Plan 1          The Company will hold the Policy proceeds in the General Account
Proceeds Held   and make payments at the times and in the amounts that you and
at Interest     the Company agree on, as long as the Policy remains in effect.
                Payments can be made monthly, quarterly, annually, or in a lump sum, or any other mode that you and the Company may agree on. The Company will credit the Policy proceeds held with an effective annual interest rate of at least 4%. When the payee dies, any remaining Policy proceeds will be paid to his or her estate, unless otherwise specified.

Plan 2
Lifetime        The Company will make monthly payments in a fixed amount as long
Payments with   as the payee lives. A guaranteed number of payments may be
a Guarantee     chosen. If the payee dies before the guaranteed number of
                payments has been made, the Company will continue the payments until the guaranteed number of payments has been made.

Telephone Transfers

You may transfer all or part of the Subaccount Cash Values between Portfolio(s) by telephone if you follow these steps:

1. Check the "Yes" box in the telephone transfer section of the Policy application form.

2. Telephone the Company at (800)533-7827. Be prepared to give the customer service representative specific information about the Policy, including the Policy number, and your social security number and/or birth date. You may be required to provide additional information concerning the Policy in order to verify that the request is genuine.

3. Specific detail must be given to the customer service representative as to the amount to be transferred, the Portfolio the transfer is being made from, and the Portfolio the transfer is being made to.

Suspension of Payments

The Company
reserves the right to suspend or postpone any payment under the Policy when:

1. The New York Stock Exchange is closed (on other than customary weekend and holiday closings);

2.   Trading on the New York Stock Exchange is restricted;

3. An emergency exists and it is not reasonably practicable to dispose of the securities held in the Variable Life Account, or it is not reasonably practicable to determine the net asset value of the Variable Life Account; or

4. During any other period when the Securities and Exchange Commission permits suspension of payments.

The applicable rules and regulations of the Securities and Exchange Commission will control as to whether conditions (2) or (3) exist.

                              POLICY UNDERWRITING

Policy underwriting is based on the individual insured's risk characteristics including age, amount of insurance, smoking status and information provided in the application for insurance. Based on that information, the Company may order investigative reports, telephone interviews, medical information and/or exams, and obtain financial information in order to determine underwriting classifications. No group underwriting is assumed or used with this Policy. The underwriting classes permitted are standard smoker and nonsmoker, and special smoker and nonsmoker with table ratings to provide availability of coverage up to 250% of expected mortality. The standard class includes typical mortality tables to class 4. The guaranteed standard mortality rate basis is the 1980 CommissionerOs Standard Ordinary Smoker and Nonsmoker, Male and Female, age last birthday table. Special rates are corresponding multiples of this table.

                            REPORTS TO POLICY OWNERS

As a Policy Owner, you will receive confirmation of the following transactions:

- receipt of any premiums (except premiums received before the date the Policy is issued and those received via an automatic premium payment plan)
-    any change in the allocation of premiums
-    any transfer between Subaccounts
-    any loan, interest repayment, or loan repayment
-    any partial surrenders
- any return of premium necessary to comply with applicable maximum premium limitations.

If you have chosen an automatic premium payment plan, you will receive an annual statement showing the dates and amounts of premiums paid. You will be entitled to a receipt for any premium payment upon request.

You will receive confirmation of the following transactions within 7 days:

-    exercise of the free-look privilege
-    exchange of the Policy
-    full surrender of the Policy
-    payment of the death benefit

Within 30 days after each Policy Anniversary, you will receive an annual statement containing the following information:

-    the current amount of death benefit
-    the current Cash Value
-    the current Cash Surrender Value
-    current Policy indebtedness
-    all premiums paid and charges deducted for the previous Policy Year
-    all transactions confirmed during the previous Policy Year

Semi-annually, you will receive a report for T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and Janus Aspen Series which will contain all applicable information and financial statements required by federal securities laws and regulations.

Under federal securities law, the Company is required to provide Policy Owners with certain periodic reports, including financial reports. In some cases, multiple Policy Owners reside in the same household. Rather than sending multiple copies of the same report to one household, the Company will mail only one report to an address at which two or more Policy Owners reside.

PLEASE NOTE: If you reside in a household with other
Policy Owners but you want to receive your own separate copy of all reports to Policy Owners, you must notify us by taking the following action:

-    Call the Company toll free at 1-800-533-7827
-    Ask to speak a Life Policy Service Representative

Documents and reports related to your individual Policy, such as transaction confirmations, will be sent to you individually.

                                    PRIVACY

Protecting your personal information is a priority for the Company and the CompanyOs affiliated companies which are listed below. The Company collects, retains and uses personal information for the purposes of providing suitable products and services to its customers.

The Company will collect information you provide on applications or other forms, or in your verbal responses to questions. This may include identifying information such as your name, social security number, and address, as well as information about your assets and income. The Company will also collect information about your transactions with the Company, including payments and Policy values.

The Company and its affiliates listed below do not sell customer lists or any personal information regarding their customers. The Company and its affiliates do not disclose nonpublic personal financial information about customers to nonaffiliated third parties, except as permitted by law.

The Company may share personal financial information about you with its affiliated companies in order to make additional products and services available to you.

The Company maintains physical, electronic and procedural safeguards to protect your personal financial information. The Company restricts access to nonpublic personal financial data to those persons who need to know that information to provide services to you.

Any entity which provides support services to the Company is required to protect customers' personal information.

When necessary, these privacy policies may be amended.

If you have questions
regarding the CompanyOs privacy policies, please write to Corporate Compliance/Privacy, 1800 North Point Drive, Stevens Point, WI 54481.

        Companies affiliated with the Company:
        Sentry Insurance a Mutual Company
        Sentry Casualty Company
        Sentry Equity Services, Inc.
        Sentry Fund, Inc.
        Sentry Life Insurance Company of New York
        Sentry Lloyds of Texas
        Sentry Select Insurance Company
        Parker Services, L.L.C.
        Parker Stevens Agency, L.L.C.
        Parker Stevens Agency of Massachusetts
        Parker Stevens Agency of Texas, Inc.
        Patriot General Insurance Company
        Middlesex Insurance Company
        Dairyland Insurance Company
        Dairyland County Mutual Insurance Company of Texas

PRINCIPAL UNDERWRITER

Sentry Equity Services, Inc. (OSentry EquityO), 1800 North Point Drive, Stevens Point, Wisconsin, a wholly-owned subsidiary of SIAMCO, serves as the principal underwriter of the Policy. The offering is on a continuous basis. The Policy is sold through licensed insurance agents in states where the Policy may lawfully be sold. The agents are registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

Registered representatives are compensated on a commission and service fee basis by Sentry Equity. The Company reimburses Sentry Equity for the compensation it pays to registered representatives and for other direct and indirect expenses Sentry Equity incurs in marketing and selling the Policy. These expenses include advertising and promotion, field management compensation, and deferred compensation and insurance benefits for registered representatives and field manager. Sentry Equity was paid underwriter commissions in the aggregate for the years 2000, 2001, and 2002 of $537,460, $382,915, and $322,994, respectively. Of those amounts, it returned $288,956, $170, 211, and $204,690, respectively.

The following chart shows the levels of compensation paid by Sentry Equity to registered representatives.

-----------------------  --------------------------------------------------
First-Year Commissions   50% to 55% of the first-year premium paid; the
                         commission may be higher under certain circumstances,
                         but will not exceed 80% of the first-year premium
                         paid.
-----------------------  --------------------------------------------------
Renewal Commissions      An amount not exceeding 2% of renewal premium paid.
-----------------------  --------------------------------------------------
Service Fee              An amount not exceeding .25% of the Cash Value of the
                         policies attributable to the registered representative.
-----------------------  --------------------------------------------------
Additional Compensation  May be paid to registered representatives who meet certain production and persistency requirements.

                            INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers, L.L.P. are the independent public accountants for the Variable Life Account and the Company. The independent accountants are responsible for auditing the financial statements and providing an expert opinion. They conduct audits in accordance with auditing standards generally accepted in the United States of America. Those standards require them to plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. It also includes assessing the accounting principles used and significant estimates made by the Company, as well as evaluating the overall financial statement and financial highlights presentation.

The statutory financial statements of the Company as of December 31, 2002 and 2001, and for the years then ended, and the financial statements of the Variable Life Account as of December 31, 2002, and for each of the two years in the period then ended or for the periods indicated, included herein and in the registration statement filed with the Securities and Exchange Commission have been audited by PricewaterhouseCoopers, L.L.P., independent accountants. The audit reports are included in this Statement of Additional Information.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Policy.

                              FINANCIAL STATEMENTS

The Company's financial statements included in this Statement of Additional Information should only be considered in relation to the Company's ability to meet its obligations in connection with the Policy.

The Company's and the Variable Life Account's most current audited financial statements are as of December 31, 2002, and are included in this Statement of Additional Information.

                         SENTRY LIFE INSURANCE COMPANY
                         SENTRY VARIABLE LIFE ACCOUNT I
                   Reports on Audits of Financial Statements
                       For the Years Ended 2002 and 2001

February 14, 2003


Dear Policy Owner:

The economy continued to plod through its current bear market during 2002. Consumer confidence is shaken and debt levels continue to be relatively high. Even with that negative news there exist some bright spots: consumers continue to enjoy real wage gains, home prices remain strong and we're experiencing the lowest interest rates in generations.

Talk of "double-dip" recession and comparisons to the Great Depression and decade long slump in the Japanese stock market are grossly overstated. The errors in monetary and fiscal policy that led to these crises now serve our current policymakers as valuable object lessons. As foreboding as the current situation with Iraq and North Korea seem, they cannot be honestly compared to that of the 1930's, with fascism on the march throughout the world.

Gloom and doom pessimism has become so widespread today that many investors can find no reason to invest in the market at all. Yet investors must remember that this bear market will pass. While we shouldn't expect an imminent return to the unrestrained bull market of the past decade, the opportunity exists in the current market for extraordinary bargains for the long-term investor.

While we may never return to the high double-digit growth we had grown used to; even high single-digit returns are more than adequate to build wealth over the long-term. The key is to continue with your long-term investment strategy, having faith that the bear market will pass.

Thank you for choosing Sentry to help meet your long-term investment needs. We value your business and appreciate your confidence in Sentry to provide this service.

Sincerely,

Dale R. Schuh, CEO
Sentry Life Insurance Company


The composition and holdings of the Portfolios are subject to change. Shares of the separate Portfolios of T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc. and Janus Aspen Institutional Series are sold only through the currently effective prospectus and are not available to the general public. Shares of these portfolios may be purchased only by life insurance companies to be used with their separate accounts which fund variable annuity and variable life insurance policies. This material is authorized for distribution only when preceded or accompanied by a prospectus. The investments for the Portfolios are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolios. You should be aware that the Portfolios are likely to differ from other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of the other mutual funds.

                         SENTRY LIFE INSURANCE COMPANY
                         Sentry Variable Life Account I
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2002


Assets:

Investments at market value:

   Janus Aspen Series:
     Aspen Growth Portfolio, 7,413 shares (cost $130,889)        $   108,299
     Aspen Aggressive Growth Portfolio, 153,267 shares
       (cost $5,766,300)                                           2,427,749
     Aspen Capital Appreciation Portfolio, 5,145 shares
       (cost $109,173)                                                89,362
     Aspen Worldwide Growth Portfolio, 1,301 shares
       (cost $37,312)                                                 27,382
     Aspen Balanced Portfolio, 5,511 shares (cost $118,751)          113,481

   T. Rowe Price Fixed Income Series, Inc.:
     Prime Reserve Portfolio, 237,246 shares (cost $237,246)         237,246
     Limited Term Bond Portfolio, 35,974 shares (cost $177,972)      182,748

   T. Rowe Price Equity Series, Inc.:
     Equity Income Portfolio, 5,265 shares (cost $90,025)             86,140
     Personal Strategy Balanced Portfolio, 123,978 shares
       (cost $1,895,246)                                           1,638,993

   T. Rowe Price International Series, Inc.:
     International Stock Portfolio, 701 shares (cost $7,512)           6,489
                                                                 -----------

   Net Assets                                                    $ 4,917,889
                                                                 ===========

The accompanying notes are an integral part of these financial statements

                         SENTRY LIFE INSURANCE COMPANY
                         Sentry Variable Life Account I

                            STATEMENTS OF OPERATIONS

                                                                    For the Years ended December 31,

                                                T. Rowe Price              T. Rowe Price                     T. Rowe Price
                                                Prime Reserve             Limited Term Bond                  Equity Income

                                             2002           2001         2002           2001              2002           2001
Investment Income:

 Dividends                                $  5,251       $  9,199       $   9,549     $   8,198         $    1,042     $    256

Expenses:

 Mortality and expense risk charges          2,979          2,230           1,633         1,324                455          145
                                             -----          -----           -----         -----                ---          ---

Net investment income (loss)                 2,272          6,969           7,916         6,874                587          111
                                             -----          -----           -----         -----                ---          ---

Realized gains (losses) on investments:

 Realized net investment gain (loss)             -              -           2,536         1,141             (1,733)        (693)

 Capital gain distributions received             -              -               -             -                 42          222
                                                ---            ---             ---           ---               ---          ---

 Realized gain (loss) on investments and
  capital gain distributions, net                -              -           2,536         1,141             (1,691)        (471)

Unrealized appreciation (depreciation), net      -              -          (1,767)        2,523             (3,773)        (244)
                                                ---            ---          ------        -----             ------         ----

Net increase (decrease) in net assets
 from operations                         $   2,272       $  6,969       $   8,685     $  10,538        $    (4,877)    $   (604)
                                         =========       ========       =========     =========        ===========     ========

                                                                    For the Years ended December 31,

                                           Janus Aspen                     T. Rowe Price                          Janus Aspen
                                         Aggressive Growth             Personal Strategy Balanced            Capital Appreciation

                                        2002           2001             2002              2001               2002           2001
Investment Income:

 Dividends                               $       -       $      -       $  44,484     $  54,020         $      463      $   810

Expenses:

 Mortality and expense risk charges         24,276         34,458          15,497        16,887                683          524
                                            ------         ------          ------        ------                ---          ---

Net investment income (loss)               (24,276)       (34,458)         28,987        37,133               (220)         286
                                           -------        -------          ------        ------               ----          ---

Realized gains (losses) on investments:

 Realized net investment gain (loss)    (1,565,096)    (1,020,330)        (40,217)      (29,738)            (7,191)      (4,365)

 Capital gain distributions received             -              -               -             -                  -            -
                                        ----------     ----------         -------       -------             ------       ------

 Realized gain (loss) on investments and
  capital gain distributions, net       (1,565,096)    (1,020,330)        (40,217)      (29,738)            (7,191)      (4,365)

Unrealized appreciation (depreciation),
  net                                      635,910     (1,065,581)       (147,562)      (74,536)            (6,122)      (8,758)
                                           -------     ----------        --------       -------             ------       ------

Net increase (decrease) in net assets
 from operations                        $ (953,462)   $(2,120,369)     $ (158,792)    $ (67,141)        $  (13,533)    $(12,837)
                                        ==========    ===========      ==========     =========         ==========     ========

                          For the Years ended December 31,


                             T. Rowe Price
                          International Stock             Janus Aspen Growth

                          2002           2001           2002             2001
Investment Income:
 Dividends               $  69          $  77         $    -          $    53

Expenses:
 Mortality and
 expense risk charges       48             25            974              532
                            --             --            ---              ---
Net investment income
(loss)                      21             52           (974)            (479)
                            --             --           ----             ----

Realized gains (losses)
on investments:

 Realized net investment  (707)          (402)       (22,638)          (8,067)
   gain (loss)

 Capital gain
 distributions received      7              -             -               124
                           ----           ----        -------           ------
 Realized gain (loss) on
 investments and capital
 gain distributions, net  (700)          (402)       (22,638)          (7,943)

Unrealized appreciation
(depreciation), net       (595)          (221)       (11,191)          (5,224)
                          ----           ----        -------           ------
Net increase (decrease)
 in net assets from
 operations           $ (1,274)        $ (571)     $ (34,803)       $ (13,646)
                      ========         ======      =========        =========

                               Janus Aspen
                            Worldwide Growth           Janus Aspen Balanced

                          2002           2001          2002             2001
Investment Income:
 Dividends              $  288         $  200       $  2,352         $  1,175

Expenses:
 Mortality and
 expense risk charges      300            351            698              356
                           ---            ---            ---              ---
Net investment income      (12)          (151)         1,654              819
(loss)                     ---           ----          -----              ---

Realized gains (losses)
on investments:
 Realized net invest-
 ment gain (loss)      (11,869)        (6,498)        (2,891)          (1,037)

 Capital gain distri-
 butions received           -              -              -                -
                        -------         ------         ------           ------
 Realized gain (loss) on
 investments and
 capital gain distri-
 butions, net          (11,869)        (6,498)        (2,891)          (1,037)

Unrealized appreciation
(depreciation), net      1,644         (4,396)        (2,999)          (1,908)
                         -----         ------         ------           ------
Net increase (decrease)
 in net assets from
 operations           $(10,237)      $(11,045)       $(4,236)         $(2,126)
                      ========       ========        =======          =======

   The accompanying notes are an integral part of these financial statements

                          SENTRY LIFE INSURANCE COMPANY
                         Sentry Variable Life Account I
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  For the Years ended December 31,

                                             T. Rowe Price                   T. Rowe Price                    T. Rowe Price
                                             Prime Reserve                   Limited Term Bond                Equity Income

                                          2002           2001              2002            2001            2002           2001

Increase (decrease) in net
assets from operations:

 Net investment income (loss)          $  2,272      $   6,969         $   7,916        $  6,874          $  587         $  111

 Realized gains (losses)                      -              -             2,536           1,141          (1,691)          (471)

 Unrealized appreciation
 (depreciation), net                          -              -            (1,767)          2,523          (3,773)          (244)
                                        --------      ---------         ---------        --------          ------         ------
Net increase (decrease) in net assets
 from operations                          2,272          6,969             8,685          10,538          (4,877)          (604)
                                          -----          -----             -----          ------          ------           ----

Contract transactions:

 Purchase payments                      107,583        179,412            24,156          25,822          39,874         12,835

 Transfers between subaccounts, net     (57,538)        87,584            37,392           4,331          41,919          7,784

 Withdrawals and surrenders            (224,148)        (3,187)          (20,885)         (9,707)           (290)        (1,027)

 Monthly deductions                     (29,546)       (20,270)          (16,064)        (10,832)         (8,518)        (3,271)

 Policy loans                            (3,214)        (3,182)           (7,939)         (2,278)            (66)          (550)
                                         ------         ------            ------          ------             ---           ----

Net increase (decrease) in net assets
 derived from principal transactions   (206,863)       240,357            16,660           7,336          72,919         15,771
                                       --------        -------            ------           -----          ------         ------

Total increase (decrease)
in net assets                          (204,591)       247,326            25,345          17,874          68,042         15,167

Net assets at beginning of year         441,837        194,511           157,403         139,529          18,098          2,931
                                        -------        -------           -------         -------          ------          -----

Net assets at end of year            $  237,246      $ 441,837         $ 182,748 $       157,403       $  86,140      $  18,098
                                     ==========      =========         ========= ===============       =========      =========

                                                                   For the Years ended December 31,

                                             Janus Aspen                   T. Rowe Price                       Janus Aspen
                                           Aggressive Growth         Personal Strategy Balanced            Capital Appreciation

                                         2002           2001              2002             2001             2002          2001
Increase (decrease) in net
assets from operations:

 Net investment income (loss)         $ (24,276)    $  (34,458)         $ 28,987       $  37,133         $  (220)      $    286

 Realized gains (losses)             (1,565,096)    (1,020,330)          (40,217)        (29,738)         (7,191)        (4,365)

 Unrealized appreciation
  (depreciation), net                   635,910     (1,065,581)         (147,562)        (74,536)         (6,122)        (8,758)
                                        -------     ----------          --------         -------          ------         ------

Net increase (decrease) in
 net assets from operations            (953,462)    (2,120,369)         (158,792)        (67,141)        (13,533)       (12,837)
                                       --------     ----------          --------         -------         -------        -------

Contract transactions:

 Purchase payments                      674,599        843,379           216,466         227,378          27,920         26,690

 Transfers between subaccounts, net     (74,627)       (69,250)          (15,563)       (106,471)         18,974         18,893

 Withdrawals and surrenders            (241,872)      (244,053)          (58,714)        (48,227)         (1,341)        (4,554)

 Monthly deductions                    (356,011)      (375,020)         (118,967)       (121,314)         (9,442)        (5,414)

 Policy loans                            97,585         (6,874)          (23,900)         (1,847)              -              -
                                         ------         ------           -------          ------         -------         ------

Net increase (decrease) in net assets
 derived from principal transactions     99,674        148,182              (678)        (50,481)         36,111         35,615
                                         ------        -------              ----         -------          ------         ------

Total increase (decrease)
in net assets                          (853,788)    (1,972,187)         (159,470)       (117,622)         22,578         22,778

Net assets at beginning of year       3,281,537      5,253,724         1,798,463       1,916,085          66,784         44,006
                                      ---------      ---------         ---------       ---------          ------         ------

Net assets at end of year           $ 2,427,749   $  3,281,537      $  1,638,993     $ 1,798,463        $ 89,362       $ 66,784
                                    ===========   ============      ============     ===========        ========       ========

                                     T. Rowe Price
                                  International Stock     Janus Aspen Growth

                                 2002        2001         2002          2001

Increase (decrease) in net
assets from operations:

 Net investment income (loss)   $  21        $  52       $  (974)     $  (479)
 Realized gains (losses)         (700)        (402)      (22,638)      (7,943)
 Unrealized appreciation
  (depreciation), net            (595)        (221)      (11,191)      (5,224)
                                 ----         ----       -------       ------

Net increase (decrease) in
 net assets from operations    (1,274)        (571)      (34,803)     (13,646)
                               ------         ----       -------      -------

Contract transactions:

 Purchase payments              4,131        2,408        66,527       51,879
 Transfers between
  subaccounts, net                384          656         5,583       42,893
 Withdrawals and surrenders        (1)          --       (13,243)      (1,528)
 Monthly deductions              (843)        (475)      (14,754)     (10,255)
 Policy loans                     149         (284)         (152)        (177)
                                  ---         ----          ----         ----

Net increase (decrease) in
  net assets derived from
  principal transactions        3,820        2,305        43,961       82,812
                                -----        -----        ------       ------

Total increase (decrease)       2,546        1,734         9,158       69,166
in net assets

Net assets at beginning
  of year                       3,943        2,209        99,141       29,975
                                -----        -----        ------       ------

Net assets at end of year     $ 6,489      $ 3,943     $ 108,299     $ 99,141
                              =======      =======     =========     ========



                                    Janus Aspen
                                 Worldwide Growth        Janus Aspen Balanced

                                2002          2001         2002         2001

Increase (decrease) in net
assets from operations:

 Net investment income (loss) $   (12)    $   (151)     $  1,654      $   819
 Realized gains (losses)      (11,869)      (6,498)       (2,891)      (1,037)
 Unrealized appreciation
  (depreciation), net           1,644       (4,396)       (2,999)      (1,908)
                                -----       ------        ------       ------

Net increase (decrease) in
 net assets from operations   (10,237)     (11,045)       (4,236)      (2,126)
                              -------      -------        ------       ------

Contract transactions:

 Purchase payments             13,726       19,708        29,158       27,858
 Transfers between
  subaccounts, net             (8,693)       2,106        52,169       11,474
 Withdrawals and surrenders    (3,519)      (6,997)         (713)      (6,795)
 Monthly deductions            (4,247)      (3,995)      (12,844)      (6,291)
 Policy loans                      11          (93)         (388)           -
                                   --          ---          ----         ----

Net increase (decrease) in
  net assets derived from
  principal transactions       (2,722)      10,729        67,382       26,246
                               ------       ------        ------       ------

Total increase (decrease)
in net assets                 (12,959)        (316)       63,146       24,120

Net assets at beginning
  of year                      40,341       40,657        50,335       26,215
                               ------       ------        ------       ------


Net assets at end of year     $27,382      $40,341      $113,481      $50,335
                              =======      =======      ========      =======


The accompanying notes are an integral part of these financial statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2002 and 2001

1. Organization
   The Sentry Variable Life Account I (the Variable Life Account) is a segregated investment account of the Sentry Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Variable Life Account was established by the Company on February 12, 1985 in support of variable life insurance contracts, and commenced operations on January 13, 1987. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

   The Trust and the Portfolios (collectively the Funds) are diversified open-end management companies registered under the Investment Company Act of 1940. A copy of the Funds' annual reports are included in the Variable Life Account's Annual Report.

2. Significant Accounting Policies

   Valuation of Investments
   Investments in shares of the Funds are valued at the Funds' offering and redemption price.

   Securities Transactions and Investment Income
   Transactions in shares of the Funds are recorded on the trade date (the date the order to buy and sell is executed). Dividend income is recorded on the ex-dividend date. The cost of Fund shares sold and the corresponding investment gains and losses are determined on the basis of specific identification.

   Federal Income Taxes
   The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Variable Life Account are part of the total operations of the Company and are not taxed as a separate entity.

   Under Federal income tax law, net investment income and net realized investment gains of the Variable Life Account which are applied to increase net assets are not taxed.

3. Purchases and Sales of Securities
   In 2002, purchases and proceeds on sales of the Funds' shares were as follows:
                                                                     Proceeds
                                                    Purchases       on Sales

     Janus Aspen Growth Portfolio                   $ 81,336        $  38,995
     Janus Aspen Aggressive Growth Portfolio         787,125          712,671
     Janus Aspen Capital Appreciation Portfolio       47,564           12,281
     Janus Aspen Worldwide Growth Portfolio           14,337           17,571
     Janus Aspen Balanced Portfolio                   87,175           18,552
     T. Rowe Price Prime Reserve Portfolio           153,333          359,091
     T. Rowe Price Limited Term Bond Portfolio        73,460           50,009
     T. Rowe Price Equity Income Portfolio            89,223           15,830
     T. Rowe Price Personal Strategy Balanced
       Portfolio                                     281,003          253,173
      T. Rowe Price International Stock Portfolio       5,827            2,011
                                                    -------          -------
             Total                               $ 1,620,383      $ 1,480,184
                                                 ===========      ===========

4. Expenses and Related Party Transactions
   A mortality and expense risk premium and a death benefit guarantee risk charge are deducted by the Company from the Variable Life Account on a daily basis which is equal, on an annual basis, to 1.05% (.90% mortality and expense risk and .15% death benefit guarantee risk charge) of the daily net asset value of the Variable Life Account. These charges compensate the Company for assuming these risks under the variable life contract.

   At the beginning of each policy month, the Company makes a deduction, per contract holder, from the cash value of the policy by canceling accumulation units. This deduction consists of the cost of insurance for the policy and any additional benefits provided by rider, if any, for the policy month and a $5 monthly administrative fee. The administrative fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract.

   The Company deducts a front-end sales expense charge of 5.0% from each premium payment. A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing a policy. The full surrender charge will be reduced during the first nine contract years until it reaches zero in the tenth contract year.

   The Company deducts from each premium payment the amount of premium taxes levied by any state or government entity. Premium taxes up to 4% are imposed by certain states.

5. Changes in Units Outstanding
   The changes in units outstanding for the year ended December 31, 2002 were as follows:
                                           Units       Units       Net Increase
                                           Issued     Redeemed      (Decrease)

Janus Aspen Growth Portfolio               16,118         7,907        8,211
Janus Aspen Aggressive Growth Portfolio    48,216        42,284        5,932
Janus Aspen Capital Appreciation Portfolio  8,589         2,029        6,560
Janus Aspen Worldwide Growth Portfolio      2,661         3,185         (524)
Janus Aspen Balanced Portfolio              9,939         2,040        7,899
T. Rowe Price Prime Reserve Portfolio       8,187        19,603      (11,416)
T. Rowe Price Limited Term Bond Portfolio   3,004         2,211          793
T. Rowe Price Equity Income Portfolio       8,626         1,464        7,162
T. Rowe Price Personal Strategy Balanced
 Portfolio                                  8,245         8,399         (154)
T. Rowe Price International Stock Portfolio   940           326          614

The changes in units outstanding for the year ended December 31, 2001 were as follows:

                                           Units       Units       Net Increase
                                          Issued      Redeemed      (Decrease)

Janus Aspen Growth Portfolio               14,848         2,129       12,719
Janus Aspen Aggressive Growth Portfolio    40,043        33,607        6,436
Janus Aspen Capital Appreciation Portfolio  6,876         1,543        5,333
Janus Aspen Worldwide Growth Portfolio      3,170         1,685        1,485
Janus Aspen Balanced Portfolio              4,253         1,451        2,802
T. Rowe Price Prime Reserve Portfolio      24,767        11,403       13,364
T. Rowe Price Limited Term Bond Portfolio   1,466         1,123          343
T. Rowe Price Equity Income Portfolio       3,907         2,584        1,323
T. Rowe Price Personal Strategy Balanced
  Portfolio                                 9,143        10,945       (1,802)
T. Rowe Price International Stock Portfolio   457           118          339

6. Financial Highlights
   A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the period ended December 31, 2002 follows:

                                                                                         Expenses
                                                                                        as a % of      Income
                                                           Net Assets                    Average      as a % of
                                                           Unit                            Net           Net             Total
Portfolio                                    Units         Value           (000's)       Assets*        Assets          Return

Janus Aspen Growth                          24,625        $  4.40          $  108         1.05%           -%            (27.19)%
Janus Aspen Aggressive Growth              168,199          14.43           2,428         1.05            -             (28.63)
Janus Aspen Capital Appreciation            17,464           5.12              89         1.05          .60             (16.45)
Janus Aspen Worldwide Growth                 6,026           4.54              27         1.05          .87             (26.22)
Janus Aspen Balanced                        13,416           8.46             113         1.05         2.93              (7.29)
T. Rowe Price Prime Reserve                 13,064          18.16             237         1.05         1.66                .62
T. Rowe Price Limited Term Bond              8,232          22.20             183         1.05         5.21               4.92
T. Rowe Price Equity Income                  8,743           9.85              86         1.05         1.94             (13.91)
T. Rowe Price Personal Strategy Balanced    59,288          27.64           1,639         1.05         2.59              (8.63)
T. Rowe Price International Stock            1,209           5.37               6         1.05         1.25             (19.06)

*Excluding the effect of the expenses of the underlying fund portfolios and administrative fees charged directly to policyholder accounts.

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the period ended December 31, 2001 follows:

                                                                                         Expenses
                                                                                        as a % of      Income
                                                           Net Assets                    Average      as a % of
                                                           Unit                            Net           Net             Total
Portfolio                                    Units         Value           (000's)       Assets*        Assets          Return
Janus Aspen Growth                          16,414         $ 6.04            $ 99         1.05%         .09%            (25.54)%
Janus Aspen Aggressive Growth              162,267          20.22           3,282         1.05            -             (40.02)
Janus Aspen Capital Appreciation            10,904           6.12              67         1.05         1.38             (22.46)
Janus Aspen Worldwide Growth                 6,550           6.16              40         1.05          .52             (23.26)
Janus Aspen Balanced                         5,517           9.12              50         1.05         2.90              (5.52)
T. Rowe Price Prime Reserve                 24,480          18.05             442         1.05         3.44               3.15
T. Rowe Price Limited Term Bond              7,439          21.16             157         1.05         5.59               7.62
T. Rowe Price Equity Income                  1,581          11.44              18         1.05         1.56                .55
T. Rowe Price Personal Strategy Balanced    59,442          30.26           1,798         1.05         2.91              (3.29)
T. Rowe Price International Stock             595            6.63               4         1.05         2.84             (23.04)


*Excluding the effect of the expenses of the underlying fund portfolios and administrative fees charged directly to policyholder accounts.

7. Concentrations of Ownership
   At December 31, 2002 significant concentrations of ownership were as follows:
                                                Number of
                                              Contract Owners  Percentage Owned

   Janus Aspen Growth Portfolio                      3                42.7
   Janus Aspen Capital Appreciation Portfolio        4                55.9
   Janus Aspen Worldwide Growth Portfolio            1                37.6
   Janus Aspen Balanced Portfolio                    2                38.8
   T. Rowe Price Prime Reserve Portfolio             4                48.3
   T. Rowe Price Equity Income Portfolio             2                31.7
   T. Rowe Price International Stock Portfolio       4                82.5

 SENTRY LIFE INSURANCE COMPANY
REPORT ON AUDITS OF FINANCIAL STATEMENTS
STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Sentry Life Insurance Company
   and
The Contract Owners of
Sentry Variable Life Account I:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Sentry Variable Life Account I, and its Janus Aspen Growth Portfolio, Janus Aspen Aggressive Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Balanced Portfolio, T. Rowe Price Prime Reserve Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited Term Bond Portfolio, T. Rowe Price Personal Strategy Balanced Portfolio, and T. Rowe Price International Stock Portfolio at December 31, 2002, and the results of each of their operations, and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Sentry Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2002, by correspondence with the investment advisors, provide a reasonable basis for our opinion.





Milwaukee, Wisconsin
February 7, 2003

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Sentry Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Sentry Life Insurance Company (the "Company") as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, these financial statements were prepared using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin Office (statutory), which practices differ from accounting principles generally accepted in the United States of America (GAAP). We have only been engaged by the Company to audit the accompanying statutory-basis financial statements. The Company is not required to prepare GAAP financial statements and does not prepare GAAP financial statements. The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. We are therefore required in the following paragraph to issue an adverse opinion as to the conformity of these financial statements with GAAP.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2002 and 2001, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

As discussed in Notes 1 and 15 to the financial statements, in 2001 the Company adopted the accounting policies in the revised National Association of Insurance Commissioners' Accounting Practices and Procedures Manual (effective January 1,
2001), as required by the State of Wisconsin Office of the Commissioner of Insurance.




February 21, 2003

                          SENTRY LIFE INSURANCE COMPANY

                         Statutory-Basis Balance Sheets

                           December 31, 2002 and 2001


               ASSETS                     2002                      2001
               ------
                                   ------------------        -------------------

INVESTMENTS:

  Bonds                             $   1,249,205,573         $   1,189,233,485
  Investment in subsidiary                 10,163,100                10,574,548
  Policy loans                             22,173,094                22,965,049
  Cash and short-term investments          57,201,837                23,816,092

                                      ---------------           ---------------
    Total investments                   1,338,743,604             1,246,589,174


Accrued investment income                  21,174,474                21,127,362

Premiums deferred and uncollected           5,092,522                 5,493,460

Other assets                                5,917,484                 1,548,144

Assets held in separate accounts          632,658,509               620,808,238
                                      ---------------           ---------------

    Total admitted assets           $   2,003,586,593         $  1,895,566,378
                                      ===============           ===============



The accompanying notes are an integral part of these statutory-basis financial statements.

                          SENTRY LIFE INSURANCE COMPANY

                           December 31, 2002 and 2001

             LIABILITIES                        2002                 2001
             -----------
                                           --------------      -----------------

FUTURE POLICY BENEFITS:
  Life                                    $   262,463,557      $   259,539,715
  Accident and health                          20,854,133           16,245,572
  Annuity                                     902,245,175          806,238,874
POLICY AND CONTRACT CLAIMS:
  Life                                          3,560,735            4,087,113
  Accident and health                             654,418              992,467

Premium and other deposit funds                 1,524,248            1,477,933
Other policyholder funds                        2,371,943            2,590,937
Accounts payable and other liabilities          2,588,778            4,125,901
Federal income taxes accrued                    6,351,833            7,067,901
Asset valuation reserve                           384,512            1,758,771
Interest maintenance reserve                      895,357            2,966,901
Liabilities related to separate accounts      621,526,693          619,347,304

                                            --------------       ---------------
                                            --------------       ---------------
    Total liabilities                       1,825,421,382        1,726,439,389
                                            --------------       ---------------


             CAPITAL AND SURPLUS
             -------------------

Capital stock, $10 par value;
  authorized 400,000 shares; issued and
  outstanding 316,178 shares                    3,161,780            3,161,780
Paid-in surplus                                43,719,081           43,719,081
Earned surplus, unappropriated                131,284,350          122,246,128
                                            --------------       ---------------

    Total capital and surplus                 178,165,211          169,126,989
                                            --------------       ---------------

    Total liabilities, capital and surplus $2,003,586,593       $ 1,895,566,378
                                          ================      ================


The accompanying notes are an integral part of these statutory-basis financial statements.

                          SENTRY LIFE INSURANCE COMPANY

                    Statutory-Basis Statements of Operations

                 For the years ended December 31, 2002 and 2001


                                                     2002             2001
                                               --------------     ------------

PREMIUMS AND OTHER INCOME:
  Premiums and annuity considerations         $   356,542,563    $ 194,553,780
  Commissions and expense allowances on
    reinsurance ceded                               6,175,002        8,329,939
  Net investment income                            96,073,170       94,404,840
  Other income                                      7,812,758        8,671,938
                                                --------------     ------------

    Total premiums and other income               466,603,493      305,960,497
                                                --------------     ------------

BENEFITS AND EXPENSES:
  Policyholder benefits and fund withdrawals      152,584,133      180,987,207
  Increase in future policy benefits
    and other reserves                            103,058,696       40,124,845
  Commissions                                       5,208,158        7,231,146
  Other expenses                                   27,931,541       28,129,776
  Transfers to separate accounts, net             149,944,301       23,795,673
                                                --------------     ------------

    Total benefits and expenses                   438,726,829      280,268,647
                                                --------------     ------------

Income before federal income tax expense and
  net realized losses on investments               27,876,664       25,691,850

Federal income tax expense, less tax on net
  realized losses and transfers to the IMR          8,313,216        7,001,502
                                                --------------     ------------

Income before net realized losses on
  investments                                      19,563,448       18,690,348

    Net realized losses on investments            (10,830,244)      (8,441,463)
                                                --------------     ------------

Net income                                    $     8,733,204    $  10,248,885
                                                ==============     ============


The accompanying notes are an integral part of these statutory-basis financial statements.

                         SENTRY LIFE INSURANCE COMPANY

          Statutory-Basis Statements of Changes in Capital and Surplus

                 For the years ended December 31, 2002 and 2001


                                                       2002             2001
                                                   --------------   ------------

Capital stock, beginning and end of year         $    3,161,780   $   3,161,780
                                                   --------------   ------------

Paid-in surplus, beginning and end of year           43,719,081      43,719,081
                                                   --------------   ------------

Earned surplus, unappropriated:
  Balance at beginning of year                      122,246,128     107,425,356
  Net income                                          8,733,204      10,248,885
  Change in nonadmitted assets                       (3,094,804)     (1,966,996)
  Change in asset valuation reserve                   1,374,259       3,456,067
  Change in net deferred income tax asset             2,455,762       1,973,795
  Change in surplus in separate accounts               (137,031)              -
  Cumulative effect of changes in accounting
    principles                                                -         651,647
  Change in net unrealized gains (losses)
    on investments                                     (293,168)        457,374
                                                   --------------   ------------

Balance at end of year                              131,284,350     122,246,128
                                                   --------------   ------------

      Total capital and surplus                  $  178,165,211   $ 169,126,989
                                                   ==============   ============

The accompanying notes are an integral part of these statutory-basis financial statements.

                          SENTRY LIFE INSURANCE COMPANY
                    Statutory-Basis Statements of Cash Flows
                 For the years ended December 31, 2002 and 2001


                                                              2002            2001
                                                          --------------   -------------
Premiums and annuity considerations                      $ 357,399,559    $ 194,999,481
Allowances and reserve adjustments received on
  reinsurance ceded                                          6,285,959        8,088,666
Investment income received (excluding realized gains
  and losses and net of investment expenses)                93,322,342       91,163,107
Other income received                                        7,895,064        8,669,986
Life and accident and health claims paid                   (32,273,040)     (30,951,081)
Surrender benefits                                         (72,600,716)    (102,711,558)
Other benefits to policyholders paid                       (48,777,891)     (47,626,583)
Commissions, other expenses, and taxes paid
  (excluding federal income taxes)                         (32,778,936)     (34,841,862)
Net transfers to separate accounts                        (149,839,577)     (23,872,103)
Dividends to policyholders paid                               (319,511)        (316,452)
Federal income taxes paid                                   (7,638,570)      (7,790,299)
                                                          --------------   --------------
    Net cash from operations                               120,674,683       54,811,302
                                                          --------------   --------------

Proceeds from investments sold, matured, or repaid:
  Bonds                                                    139,277,402       95,874,982
  Tax on net capital losses                                  1,369,502        1,384,424
                                                          --------------   --------------
    Total investment proceeds                              140,646,904       97,259,406

Other cash provided                                            337,936        1,775,682
Net decrease in policy loans                                   791,955          435,361
                                                          --------------   --------------
    Total cash provided                                    262,451,478      154,281,751
                                                          --------------   --------------

Cost of bonds acquired                                     212,242,301      148,631,396

Other cash applied:
  Other applications, net                                   16,823,432        1,910,413
                                                          --------------   --------------
    Total cash applied                                     229,065,733      150,541,809
                                                          --------------   --------------

    Net change in cash and short-term investments           33,385,745        3,739,942

Cash and short-term investments:
  Beginning of year                                         23,816,092       20,076,150
                                                          --------------   --------------
  End of year                                            $  57,201,837    $  23,816,092
                                                          ==============   ==============


The accompanying notes are an integral part of these statutory-basis financial statements.

1.   Basis of Presentation and Significant Accounting Policies

BASIS OF PRESENTATION


Sentry Life Insurance Company (the Company) is a wholly-owned subsidiary of Sentry Insurance a Mutual Company (SIAMCO). The Company writes insurance products in all states except New York primarily through direct writers who market the Company's individual life insurance, annuities and group health and pension products. The Company also uses direct mail and third party administrators for the marketing of its group life and health products. The Company owns 100% of Sentry Life Insurance Company of New York (SLONY), which writes individual life insurance and annuities and group pension products in New York.

The Company maintains its accounts in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. The Company is required to prepare its statutory basis financial statements in accordance with the National Association of Insurance Commissioners (NAIC's) Accounting Practices and Procedures Manual (APPM), subject to any deviations prescribed or permitted by the OCI. See Note 15 for further discussion.


The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT SECURITIES


Investment securities are valued in accordance with the requirements of the NAIC as follows: bonds which qualify for amortization are stated at amortized cost using the interest method, and bonds not qualifying are carried at the lesser of amortized cost or NAIC market values. Under accounting principles generally accepted in the United States of America (GAAP), bonds would be classified as either trading, available for sale or held-to-maturity. The carrying value for those securities classified as held-to-maturity would be amortized cost under GAAP. All other debt securities would be carried at market value under GAAP, with unrealized gains and losses on securities in the trading and available for sale categories recognized in net income and directly to surplus, respectively. Common stock of the Company's investment in SLONY is carried at its underlying statutory capital and surplus. The change in the subsidiary's underlying equity between years is reflected as a change in unrealized gains (losses). Under GAAP, the entity's balance sheet and results of operations would be consolidated with the Company. Policy loans are carried at the aggregate of unpaid principal balances plus accrued interest and are not in excess of cash surrender values of the related policies. Short-term investments are carried at amortized cost, which approximate market value.

Investment income is recorded when earned. Market value adjustments on investments carried at market are reflected in earned surplus as unrealized gains (losses) on investments net of any related deferred taxes. Realized gains and losses are determined on the specific identification method and are recorded directly in the statements of operations, net of federal income taxes and after transfers to the Interest Maintenance Reserve, as prescribed by the NAIC. Realized investment gains and losses also include valuation adjustments for impairment of bonds and other invested assets with a decline in value that management considers to be other than temporary. Such impairments result in the establishment of a new cost basis for these assets. Income on mortgage-backed securities is recognized using an effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

NONADMITTED ASSETS

For statutory accounting purposes, certain assets are designated as "nonadmitted" (principally deferred tax assets and certain receivables) and have been excluded from the balance sheets and charged to earned surplus. Under GAAP, such assets would be recognized at net realizable value.

Nonadmitted assets totaled $14,434,675 and $11,339,871 at December 31, 2002 and 2001, respectively. Nonadmitted deferred tax assets comprised $13,928,904 and $11,332,504 of the total nonadmitted assets at December 31, 2002 and 2001, respectively.

POLICY BENEFITS

Liabilities for traditional life and limited-payment life contracts are computed using methods, mortality and morbidity tables and interest rates which conform to the valuation laws of the State of Wisconsin. The liabilities are primarily calculated on a modified reserve basis. The effect of using a modified reserve basis partially offsets the effect of immediately expensing acquisition costs by providing a policy benefit reserve increase in the first policy year which is less than the reserve increase in renewal years. Future policy benefits for life policies and contracts were primarily determined using the Commissioner's reserve valuation method with interest rates ranging from 2.5% to 6.75%. Additional statutory policy deficiency reserves have been provided where the valuation net premium exceeds the gross premium.

Future policy benefits for annuity contracts, primarily for individual and group deferred annuities, were primarily determined using the Commissioner's annuity reserve valuation method with interest rates ranging from 2.5% to 15.0%. Reserves are calculated using the Commissioner's method but are set equal to the cash surrender value when that value exceeds the reserve calculated using the Commissioner's valuation method. Group health reserves consist predominantly of long-term disability reserves representing the present value of amounts not yet due calculated using standard disability tables and various interest rates.

Reserves for universal life-type, annuity, and deposit contracts are based on the contract account balance, if future benefit payments in excess of the account balance are not guaranteed, or on the present value of future payments when such payments are guaranteed.

Under GAAP, traditional life reserves would be computed using mortality, withdrawal, interest rate, and expense assumptions that are based on Company experience, including a provision for adverse deviation. Reserves for universal life-type and investment contracts would generally be based on the contract account value.

Interest Maintenance Reserve (IMR)


Realized capital gains and losses on the Company's fixed income investments attributable to interest rate changes are deferred in the Interest Maintenance Reserve (IMR) net of tax. The IMR adjusts the impact of realized gains and losses on earned surplus by deferring realized gains and losses and amortizing them into investment income over the approximate remaining lives of the investments sold. For GAAP purposes, there is no such reserve.


Asset Valuation Reserve (AVR)

The AVR mitigates fluctuations in the values of invested assets including bonds, stocks, mortgage loans, real estate and other invested assets. Changes in the AVR are included in policyholders' surplus. An AVR is not allowed for GAAP purposes.

REVENUE AND EXPENSE RECOGNITION

Premiums for traditional life insurance policies and limited payment contracts are taken into income when due. Amounts collected on policies that do not subject the Company to any risks arising from policyholder mortality or morbidity (deposit contracts), such as supplementary contracts without life contingencies, are recorded as increases to policyholder account balances. Revenue for these policies consists of net investment income and policy charges. Under GAAP, revenue on contracts without significant mortality or longevity risk (investment contracts) would be accounted for similar to deposit contracts.

The Company has no direct employees and does not own equipment. It utilizes services provided by employees and equipment of SIAMCO and occupies space in SIAMCO's office building. Accordingly, the Company participates in an expense allocation system with certain affiliated companies. Expenses of the Company consist of direct charges incurred and an allocation of expenses (principally salaries, salary-related items, rent and data processing services) between certain affiliated companies. The Company recognized expenses of $28,125,637 and $29,782,754 for 2002 and 2001 respectively, under this allocation agreement.

ACQUISITION COSTS

Costs directly related to the acquisition of insurance premiums, such as commissions and premium taxes, are charged to operations as incurred. Under GAAP, such acquisition costs would be capitalized and amortized over the policy periods or expected life of the contract.

FEDERAL INCOME TAX

The Company is included in the consolidated federal income tax return of SIAMCO. Income taxes payable or recoverable are determined on a separate return basis by the Company in accordance with a written tax allocation agreement approved by the Company's Board of Directors. The Company's federal income tax return is consolidated with the following entities:

         Dairyland Insurance Company
         Middlesex Insurance Company
         Patriot General Insurance Company
         Parker Stevens Agency, Inc.
         Parker Stevens Agency of MA, Inc.
         Parker Stevens Agency of TX, Inc.
         Sentry Aviation Services, Inc.
         Sentry Casualty Company
         Sentry Equity Services, Inc.
         Sentry Insurance a Mutual Company
         Sentry Insurance Agency, Inc.
         Sentry Insurance Holding Company
         Sentry Investment Management, Inc.
         Sentry Life Insurance Company of New York
         Sentry Select Insurance Company
         Sentry Services, Inc.
         Wauleco, Inc.

The Company records deferred income tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement basis of assets and liabilities. Changes in net deferred assets/liabilities are recorded directly to surplus under statutory accounting. GAAP accounting requires these changes to be recorded through the income statement.

SEPARATE ACCOUNTS

The Company issues group annuity contracts which include the option of placing deposits received in connection with these contracts in separate accounts. The Company also issues variable annuity contracts and variable universal life contracts which require deposits to be placed in separate accounts. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Separate account assets, consisting primarily of mutual funds, are reported at market value and include the Company's interest in the separate accounts (seed money). Liabilities relating to contractholders are generally recorded at amounts equal to assets, but a contra-liability is recorded to adjust separate account liabilities to amounts computed using applicable statutory reserving tables. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets accrue directly to contractholders and, therefore, are not included in the Company's statement of operations. The Company's seed money investment, including appreciation or depreciation, is reflected in policyholder's surplus through recognition of surplus in the separate accounts.

REINSURANCE

Reinsurance premiums, commission expense reimbursements and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying Statements of Operations.

2.   Investments

The carrying value and estimated market value of bonds are as follows:

                                                         Gross          Gross          Estimated
At December 31, 2002                   Carrying         Unrealized     Unrealized        Market
                                        Value             Gains         Losses           Value
                                  ------------------ -------------    ------------  ---------------
US Government                     $    140,893,713  $  10,979,002    $          -  $   151,872,715

Political subdivisions of states,
territories, and possessions             2,993,310        294,540               -        3,287,850

Special revenue and special
assessment obligations                 170,288,038     13,299,385               -      183,587,423

Public utilities                       363,302,760     26,516,296       4,328,531      385,490,525
`
Industrial and miscellaneous           571,727,752     54,433,737       5,621,641      620,539,848
                                    ---------------   ------------     -----------   --------------

  Total                           $  1,249,205,573  $ 105,522,960    $  9,950,172  $ 1,344,778,361
                                    ===============   ============     ===========   ==============

                                                         Gross           Gross         Estimated
At December 31, 2001                  Carrying          Unrealized     Unrealized        Market
                                       Value              Gains         Losses            Value
                                  ------------------ -------------    ------------  ---------------
US Government                     $    130,460,571  $   6,474,869    $     97,190  $   136,838,250

Political subdivisions of states,
territories, and possessions                     -              -               -                -

Special revenue and special
assessment obligations                 137,689,632      7,367,853         102,239      144,955,246

Public utilities                       380,680,170     10,924,101       9,898,394      381,705,877

Industrial and miscellaneous           540,403,112     20,991,860      16,803,413      544,591,559
                                  ------------------ -------------    ------------  ---------------

  Total                           $  1,189,233,485  $  45,758,683    $ 26,901,236  $ 1,208,090,932
                                  ================== =============    ============   ==============

Carrying value and estimated market value of bonds at December 31, 2002, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because certain issuers have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed securities provide for periodic payments throughout their lives, they are listed below in a separate category.

                                                                  Estimated
                                               Carrying            Market
                                                Value              Value
                                           ---------------    --------------

Due in one year or less                   $    89,067,790   $    93,718,907
Due after one year through five years         131,289,268       139,931,522
Due after five years through ten years        190,524,393       211,499,688
Due after ten years                           592,742,520       636,548,221
                                           ---------------    --------------

  Subtotal                                  1,003,623,971     1,081,698,338

Mortgage-backed securities                    245,581,602       263,080,023
                                           ---------------    --------------

  Total                                   $ 1,249,205,573   $ 1,344,778,361
                                           ===============    ==============

Proceeds from sales of bonds during 2002 and 2001, including maturities and calls, were $139,277,402 and $95,874,982 respectively. In 2002 and 2001, respectively, gross gains of $4,328,589 and $1,514,575 and gross losses of $8,625,879 and $11,204,662 were realized on these sales before transfer to the IMR liability.

There are no securities purchased prior to January 1, 1994, where historical cash flows are not available. Prepayment assumptions for single class and multi-class mortgage-asset-backed securities were obtained from HUB Data. The Company used HUB Data and A.G. Edwards data pricing services in determining the market values for its loan-backed securities. The Company has no negative yield situations requiring a change from the retrospective to prospective methodology.

At December 31, 2002 and 2001, investments carried at $3,181,451 and $4,125,007 respectively, were on deposit with various governmental agencies as required by law.

3.   Investment in SLONY

     Condensed financial information regarding SLONY is as follows:

                                             2002                  2001
                                        --------------        --------------

     Investments                      $    33,526,066       $    32,937,343
     Total assets                          43,974,252            42,838,178
     Policy reserves and benefits          23,420,706            22,003,925
     Total liabilities                     33,811,152            32,263,630
     Statutory capital and surplus         10,163,100            10,574,548
     Premium income                         9,481,158             8,571,153
     Net investment income                  2,364,008             2,347,302
     Benefits and expenses                 10,750,124             8,931,399
     Net income                               524,308             1,376,559

4.   Net Investment Income and Net Realized and Unrealized Gains (Losses)

     Sources of net investment income for 2002 and 2001 are as follows:

                                                  2002               2001
                                             --------------     --------------

     Dividends received from subsidiary    $       950,000    $       900,000
     Interest:
         Bonds                                  92,932,027         90,371,007
         Short-term investments                    378,354          1,029,229
         Other investments                       1,556,281          1,647,350
         Amortization of IMR                       673,597            803,290
                                             --------------     --------------

            Gross investment income             96,490,259         94,750,876

     Investment expense                            417,089            346,036
                                             --------------     --------------
           Net investment income           $    96,073,170    $    94,404,840
                                             ==============     ==============

The components of net realized gains (losses) and changes in net unrealized gain (losses) on investments which are reflected in the accompanying statutory-basis financial statements are as follows:

                                                 Realized                          Unrealized
                                    ----------------------------------  -------------------------------
                                        2002                2001             2002            2001
                                    ---------------   ----------------  ---------------  --------------

     Common stock of
     unconsolidated subsidiary    $              -  $              -  $      (411,449) $      481,759

     Bonds                             (14,988,406)       (9,690,089)         (34,523)        (21,769)
     Stock                                       -                 -           (5,056)         (2,616)
     Capital gains tax                   2,760,216         1,369,502          157,860               -
                                    ---------------   ----------------  ---------------  --------------

     Pre-IMR capital gains
     (losses), net of tax              (12,228,190)       (8,320,587)        (293,168)        457,374

     IMR capital gains
     transferred into the
     reserve, net of tax                 1,397,946          (120,876)               -               -
                                    ---------------   ----------------  ---------------  --------------

                                  $    (10,830,244) $     (8,441,463) $      (293,168) $      457,374
                                    ===============   ================  ===============  ==============

5.   Income Taxes

For the year ended December 31, 2002 the federal income tax expense in the statutory-basis statements of operations differs from that computed based on the federal statutory rate of 35%. The reasons for these differences are as follows:

                                                                2002
                                                             ------------
Federal income tax calculated at the statutory rate of
 35% of income before federal income taxes and
 net realized gains on investments                          $  9,756,832
Accrual of bond discount                                      (1,059,338)
Adjustment for deferred acquisition costs                         (9,455)
Dividends received from subsidiaries                            (332,500)
Different basis used to compute future policy
 benefits                                                        344,448
Amortization of IMR                                             (235,759)
Other, net                                                      (151,012)
                                                            ------------
   Total                                                    $  8,313,216
                                                            ============

The Company records deferred income tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The components of the net deferred tax asset were as follows:

                                       2002            2001
                                    ------------    ------------
   Deferred tax assets            $  4,251,691   $   3,219,417
   Deferred tax liabilities         (3,778,087)     (2,763,036)
                                    ------------    ------------
        Net deferred tax assets   $    473,604   $     456,381
                                    ============    ============

As of December 31, 2002, nonadmitted deferred tax assets were $13,928,904. This is reported as a component of the change in nonadmitted assets. The nonadmitted deferred tax asset increased by $2,596,400 for the year ended December 31, 2002.

Deferred tax assets (DTA's) relate primarily to temporary differences between the tax and financial statement bases of policy benefits liabilities, as well as the temporary difference created by unamortized policy acquisition costs capitalized for tax purposes. Deferred tax assets increased by $1,032,273 for the year ended December 31, 2002, as follows:

        DTA's Resulting from                          December 31     January 1
       Book/Tax Differences in                 2002          2002        Change
-------------------------------------   -----------   -----------   -----------

Unpaid Losses and LAE                   $10,977,135   $10,424,262   $   552,873
Unrealized Capital Loss                       2,686           916         1,770
Nonadmitted Assets                            6,941        51,964       (45,023)
Deferred Acquisition Costs                2,489,251     2,515,443       (26,192)
Other Investment Related                  4,537,850     1,527,732     3,010,118
All Other                                   166,732        31,605       135,127
                                        -----------   -----------   -----------

Total DTA's                             $18,180,595   $14,551,922   $ 3,628,673
                                        ===========   ===========   ===========

DTA's nonadmitted                       $13,928,904   $11,332,504   $ 2,596,400

Deferred tax liabilities (DTL's) relate primarily to temporary differences between the tax and financial statement basis of investments. Deferred tax liabilities increased by $1,015,051 for the year ended December 31, 2002, as follows:

        DTL's Resulting from                          December 31     January 1
       Book/Tax Differences in                 2002          2002        Change
-------------------------------------   -----------   -----------   -----------

Unrealized Capital Gains                $ 1,641,102   $ 1,797,192   $  (156,090)
All Other                                 2,136,985       965,844     1,171,141
                                        -----------   -----------   -----------

Total DTL's                             $ 3,778,087   $ 2,763,036   $ 1,015,051
                                        ===========   ===========   ===========

Changes in deferred tax assets and liabilities related to changes in unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other changes in deferred tax assets and liabilities are direct adjustments to surplus and are separately reported in the consolidated statement of changes in surplus.

The Company's taxable income can vary significantly from income from operations before taxes due to the differences between book and tax valuations of assets and liabilities. Also, the Company must capitalize and amortize for tax purposes, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business.

The significant components of the total tax provision are:

        Current income taxes incurred                   $   5,553,000
        Change in deferred tax assets/liabilities          (2,455,762)
                                                           ----------
          Total tax provision                           $   3,097,238
                                                        =============

The Company's effective tax rate of 21.7% for the year ending December 31, 2002, is determined as the relationship between the total tax provision, which is the sum of current income taxes incurred and the change in deferred tax assets/liabilities not related to unrealized gains and losses on investments, to the income from operations before taxes and pretax net realized gains. This rate was less than the federal corporate rate of 35% primarily caused by the amortization of IMR.

At December 31, 2002, the Company had no net operating loss carry-forwards. The Company incurred federal income taxes of $5,124,648, $5,840,623, and $6,614,301, in 2002, 2001, and 2000, respectively. These amounts will be available for recoupment in the event of future net losses.

Under pre-1984 life insurance company income tax laws, a portion of a life insurance company's "gain from operations" was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as the "policyholders' surplus account." The amounts included in this account are added to taxable income of later years at rates then in effect if the life insurance company elects to distribute tax basis policyholders' surplus to stockholders as dividends or takes certain other actions. Any distributions are first made from another tax memorandum account known as the "stockholders' surplus account." The aggregate accumulation in the tax policyholders' surplus and stockholders' surplus accounts of the life insurance subsidiaries were $5,605,476 and $134,317,632, respectively, at December 31, 2002. A deferred tax liability was not recognized on the policyholders' surplus account although this amount could become taxable to the extent that future dividends are paid from this account.

The federal income tax returns of SIAMCO have been examined through 1999. SIAMCO and the Internal Revenue Service have resolved all issues relating to 1999 and prior years. In the opinion of management, future tax assessments related to prior years are not expected to have a material adverse impact on the financial statements.

6.   Disclosures About Fair Values of Financial Instruments

Statutory accounting principles define fair values of financial instruments as the amount at which that instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The fair values presented below may not be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Certain financial instruments and all non-financial instruments are excluded from the statutory disclosure requirements. Financial instruments, which are exempt, include life policy benefits with mortality or morbidity risk. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.


For cash and short-term investments and accrued investment income, the carrying amount approximates fair value. Policy loans are an integral part of the underlying insurance contract and have no stated maturity dates; therefore, no reasonable estimate of fair value can be made. Interest rates range from 5% to 8%.

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

BONDS

Estimated fair value is generally based on market values published by the NAIC's Securities Valuation Office (SVO). If a market value from SVO is not available, fair value is based on quoted prices provided by independent pricing services or is estimated by management based on quoted market prices of comparable securities.

SEPARATE ACCOUNTS

The fair value of assets held in separate accounts and the related liabilities are based on quoted market prices.

AGGREGATE RESERVES FOR INVESTMENT-TYPE CONTRACTS

The fair value of investment-type contracts is estimated by reducing the policyholder liability for applicable surrender charges.

STRUCTURED SETTLEMENTS

The fair value of the liability for structured settlements is estimated by discounting future cash flows using the current rates being offered for similar settlements.

LIABILITY FOR PREMIUM AND OTHER DEPOSIT FUNDS

The fair value for contracts with stated maturities is estimated by discounting future cash flows using current rates being offered for similar contracts. For those with no stated maturity, the fair value is estimated by calculating the surrender value.

The estimated fair values of the Company's significant financial instruments are as follows:

At December 31, 2002                                      Statement               Estimated
                                                            Value                 Fair Value
                                                       -----------------       -----------------
Assets:
  Bonds                                              $    1,249,205,573      $    1,344,778,361
  Assets held in separate accounts                          632,658,509             632,658,509

Liabilities:
  Aggregate reserves for annuity contracts                  846,284,448             841,953,357
  Structured settlements                                     55,960,727              64,247,736
  Liabilities for premium and other deposit funds             1,524,248               1,524,248
  Liabilities related to separate accounts                  621,526,693             621,526,693


At December 31, 2001                                      Statement               Estimated
                                                            Value                 Fair Value
                                                       -----------------       -----------------
Assets:
  Bonds                                              $    1,189,233,485      $    1,208,090,933
  Assets held in separate accounts                          620,808,238             620,808,238

Liabilities:
  Aggregate reserves for annuity contracts                  750,512,330             746,070,076
  Structured settlements                                     55,726,544              63,206,698
  Liabilities for premium and other deposit funds             1,477,933               1,477,933
  Liabilities related to separate accounts                  619,347,304             619,347,304

7.   Reinsurance

The Company has entered into assumed reinsurance contracts for participation in reinsurance pools and to provide surplus protection for its wholly-owned subsidiary.

Assumed life in-force amounted to approximately 36% and 34% of total in-force (before ceded reinsurance) at December 31, 2002 and 2001, respectively.

The Company has entered into reinsurance ceded contracts to limit the net loss potential arising from large risks. Generally, life benefits in excess of $250,000 and all group health liabilities, except for liabilities relating to SIAMCO's employee benefit plans, are ceded to reinsurers. The group health liabilities are ceded to SIAMCO.

The Company cedes insurance to other insurers under various contracts which cover individual risks or entire classes of business. Although the ceding of insurance does not discharge the Company from its primary liability to policyholders in the event any reinsurer might be unable to meet the obligations assumed under the reinsurance agreements, it is the practice of insurers to reduce their balances for amounts ceded. The amounts included in the accompanying statutory-basis financial statements for reinsurance were as follows:

                                                  2002
                                             (000's omitted)
                           ----------------------------------------------
                                   Affiliated           Unaffiliated
                           -----------------------  ---------------------
                            Assumed        Ceded     Assumed      Ceded
                           ----------    ---------- ----------  ---------

Premiums                     $    259    $  7,930    $  9,488    $  5,145
Benefits                            -      33,221       9,648         729
Commissions                         4       4,768           -       1,407
Future policy benefits:
  Life and annuities               52           -          14       3,331
  Accident and health               -     158,491           -          68
Intercompany receivable             -       2,220           -           -

                                                  2001
                                             (000's omitted)
                           ----------------------------------------------
                                   Affiliated           Unaffiliated
                           ----------------------------------------------
                            Assumed        Ceded     Assumed      Ceded
                           ----------    ---------  ----------  ---------

Premiums                     $    263    $ 16,384   $    7,978   $  4,836
Benefits                            -      40,697        7,922      2,259
Commissions                         8       6,961            -      1,369
Future policy benefits:
  Life and annuities               58           -           17      2,140
  Accident and health               -     172,419            -         66
Intercompany receivable             -       2,454            -          -

8.   Commitments and Contingencies

In the normal course of business, there are various legal actions and proceedings pending against the Company. In the opinion of management and legal counsel, the ultimate resolution of these matters will not have a material adverse impact on the Company's statutory-basis financial statements.

State guaranty funds can assess the Company for losses of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company believes that its ultimate cost for these assessments will not have a material adverse effect on the financial statements.

9.   Other Related Party Transactions

The Company has issued insurance and investment contracts to certain employee benefit plans for SIAMCO. Premiums included in the accompanying statutory-basis statements of operations (net of ceded premiums) are approximately $203.0 million and $37.8 million in 2002 and 2001.

Liabilities held in both the general and separate accounts totaled $889.6 million in 2002 and $795.1 million in 2001 and consisted primarily of liabilities for SIAMCO pension benefit plans.

Experience return reserves for group life and health plans totaled $3.2 million and $2.3 million in 2002 and 2001, respectively.

The Company has provided coverage in the form of annuity contracts as structured settlements for SIAMCO's workers' compensation claims. Reserves for future policy benefits at December 31, 2002 and 2001 included $55,960,727 and $55,726,544, respectively, relating to these contracts.

The Company recorded a $130.5 million deposit on January 2, 2002, related to a transferred asset under a group annuity contract issued to its parent sponsored 401(k) plan. This deposit was invested in the separate accounts of the Company and materially increased the assets and liabilities with the separate accounts of the Company.

Also, see Note 7 for other related party transactions.

10.  Withdrawal Characteristics of Annuity Reserves and Deposit Liabilities

Annuity reserves and deposits of approximately $1.446 billion and $1.347 billion in 2002 and 2001 respectively, are subject to withdrawal at the discretion of the annuity contract holders. Approximately 96% in both years carry surrender charges.

11.  Liability for Accident and Health Benefits

Activity in the liability for accident and health benefits is summarized as follows:

                                               2002                 2001
                                         ---------------       --------------

Balance January 1                      $     16,399,235      $    14,388,360
                                         ---------------       --------------

Incurred related to:
  Current year                                7,317,379            6,969,886
  Prior years                                 1,222,177              221,916
                                         ---------------       --------------
Total incurred                                8,539,556            7,191,802
                                         ---------------       --------------

Paid related to:
  Current year                                3,129,612            3,235,291
  Prior years                                 2,361,340            1,945,636
                                         ---------------       --------------
Total paid                                    5,490,952            5,180,927
                                         ---------------       --------------

Balance at December 31                       19,447,839           16,399,235

Reserves not subject to development           2,060,712              838,804
                                         ---------------       --------------

Total accident and health reserves     $     21,508,551      $    17,238,039
                                         ===============       ==============

The prior year reserve development is attributable to the experience under the group long term disability contract issued to SIAMCO.

12.  Separate Accounts

Transfers as reported in the Summary of Operations of the Separate Accounts
Statement:

  Transfers to separate accounts                          $  141,754,537
  Transfers from separate accounts                           (11,958,519)
                                                            ---------------

  Net transfers to separate accounts                         153,713,056

Reconciling adjustments:
  Contract fees                                                 (190,262)
  Loss for delays in processing                                   (1,221)
  Reinvested risk fees                                        (3,301,845)
  Last day of activity                                          (263,993)
  Seed money investment                                          (11,434)
                                                            ---------------
     Total adjustments                                        (3,768,755)
                                                            ---------------

Transfers as reported in the summary of operations
     of the life, accident and health statement           $  149,944,301
                                                            ===============

13.  Reserves for Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon the death of an insured and returns any portion of the final premium for coverage beyond the end of the policy month of death. Surrender values are not promised in excess of legally computed reserves.

For insurance on substandard lives the gross premium of the true age and an extra premium to provide for the additional risk are charged. For universal life policies the reserve equals the unearned extra premium. For other policies the reserve equals 3/4 of the sum of the reserve reported at the end of the previous year and the extra annual premium in force at the end of the current year.

As of December 31, 2002 the Company has $544,288,332 of insurance in force for which the gross premiums are less than the net premiums according to the valuation standard set by the State of Wisconsin.

The tabular interest is determined by formula as described in the instructions to the NAIC's annual statement (Instructions) except for universal life plans and the retirement deposit accounts where basic policy data is used. Tabular reserves less actual reserves released and tabular cost are determined by formula as described in the Instructions.

Tabular interest on funds not involving life contingencies is determined by using actual interest earned during the year.

14.  Premium and Annuity Considerations Deferred and Uncollected

     The components of deferred and uncollected premiums are as follows:

                                     Gross        Loading     Net of Loading
                                 -------------  -----------   -------------

      Ordinary new business    $      749,132 $    125,202  $      623,930
      Ordinary renewal              3,749,977      110,971       3,639,006
      Group life                      526,788       15,741         511,047
      Individual annuity                  121            9             112
                                 -------------  -----------   -------------
        Total                  $    5,026,018 $    251,923  $    4,774,095
                                 =============  ===========   =============

15.  Accounting Changes

On January 1, 2001, the Company adopted certain accounting changes required to conform to the provisions of the NAIC's APPM. The cumulative effect of adopting these accounting changes is the difference between the amount of surplus at the beginning of the year and the amount of surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. The cumulative effect resulted in an increase to surplus on the effective date and consists of the following components:

           Cost of collection liability                    $          199,929
           Net deferred tax assets                                    451,718
                                                              ----------------
              Total                                        $          651,647
                                                              ================


                                     Table 1
                         Sentry Life Insurance Company

SELF-DIRECTED LIFE             A Flexible Premium Variable Life Insurance Policy

Designed for:   Mark Sentry                  Prepared By:   Ann Agent
                                             Initial Speceifed Amount: 100,000.
Issue Age:        35 Male                    Death Benefit Option 1
Rating Class:     STD. NON SMOKER            Payment Schedule:  Annual
                                             Annual Premium:  $1,168.
                                             State:   WI
================================================================================
       Summary of year end values assuming a 12.00% gross rate of return
             This illustration is based on current mortality costs

                             Premiums
                 Sum of        Accum.                Surrender
 Age   Year   Premiums Paid     @ 5%    Cash Value     Value       Death Benefit
 ---  ------  ------------     ----     ----------     -----       -------------

 36    1        $1,168        $1,226         $957         $315         $100,000
 37    2        $2,336        $2,514       $2,003       $1,361         $100,000
 38    3        $3,504        $3,866       $3,147       $2,505         $100,000
 39    4        $4,672        $5,286       $4,398       $3,756         $100,000
 40    5        $5,840        $6,777       $5,766       $5,252         $100,000
 41    6        $7,008        $8,342       $7,260       $6,875         $100,000
 42    7        $8,176        $9,985       $8,894       $8,637         $100,000
 43    8        $9,344       $11,711      $10,682      $10,554         $100,000
 44    9       $10,512       $13,523      $12,639      $12,639         $100,000
 45   10       $11,680       $15,426      $14,783      $14,783         $100,000
 50   15       $17,520       $26,464      $29,012      $29,012         $100,000
 55   20       $23,360       $40,552      $51,663      $51,663         $100,000
 60   25       $29,200       $58,533      $88,596      $88,596         $118,719
 65   30       $35,040       $81,481     $147,809     $147,809         $180,327
 70   35       $40,880      $110,769     $241,414     $241,414         $280,041
 75   40       $46,720      $148,149     $390,359     $390,359         $417,684
 80   45       $52,560      $195,856     $630,383     $630,383         $661,902
 85   50       $58,400      $256,744   $1,003,797   $1,003,797       $1,053,987
 90   55       $64,240      $334,455   $1,575,420   $1,575,420       $1,654,191
 95   60       $70,080      $433,635   $2,486,604   $2,486,604       $2,511,470

================================================================================

        Summary of year end values assuming a 12.00% gross rate of return
            This illustration is based on guaranteed mortality costs

                              Premiums
                   Sum of      Accum.                Surrender
 Age  Year    Premiums Paid     @ 5%    Cash Value    Value        Death Benefit
 ---  ----    -------------     ----    ----------    -----        -------------
 36    1        $1,168        $1,226         $908         $266         $100,000
 37    2        $2,336        $2,514       $1,896       $1,254         $100,000
 38    3        $3,504        $3,866       $2,970       $2,328         $100,000
 39    4        $4,672        $5,286       $4,137       $3,495         $100,000
 40    5        $5,840        $6,777       $5,405       $4,891         $100,000
 41    6        $7,008        $8,342       $6,782       $6,397         $100,000
 42    7        $8,176        $9,985       $8,278       $8,021         $100,000
 43    8        $9,344       $11,711       $9,905       $9,777         $100,000
 44    9       $10,512       $13,523      $11,675      $11,675         $100,000
 45   10       $11,680       $15,426      $13,602      $13,602         $100,000
 50   15       $17,520       $26,464      $26,242      $26,242         $100,000
 55   20       $23,360       $40,552      $46,205      $46,205         $100,000
 60   25       $29,200       $58,533      $78,852      $78,852         $105,661
 65   30       $35,040       $81,481     $131,747     $131,747         $160,731
 70   35       $46,720      $110,769     $215,013     $215,013         $249,415
 75   40       $46,720      $148,149     $347,168     $347,168         $371,470
 80   45       $52,560      $195,856     $560,065     $560,065         $588,068
 85   50       $58,400      $256,744     $889,764     $889,764         $934,253
 90   55       $64,240      $334,455   $1,387,728   $1,387,728       $1,457,115
 95   60       $70,080      $433,635   $2,179,571   $2,179,571       $2,201,367

================================================================================
The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investement rates of return. Actual investment returns may be more or less than those shown.

                                     Table 2
                         Sentry Life Insurance Company
SELF-DIRECTED LIFE            A Flexible Premium Variable Life Insurance Policy

Designed for:   Mark Sentry                     Prepared By:   Ann Agent
                                              Initial Speceifed Amount: 100,000.
Issue Age:        35 Male                     Death Benefit Option 1
Rating Class:     STD. NON SMOKER             Payment Schedule:  Annual
                                              Annual Premium:  $1,168.
                                              State:   WI
================================================================================
        Summary of year end values assuming a 6.00% gross rate of return
             This illustration is based on current mortality costs

                             Premiums
                   Sum of      Accum.                Surrender
 Age  Year    Premiums Paid     @ 5%    Cash Value    Value        Death Benefit
 ---  ----    -------------     ----    ----------    -----        -------------
 36    1        $1,168        $1,226         $899         $257         $100,000
 37    2        $2,336        $2,514       $1,827       $1,185         $100,000
 38    3        $3,504        $3,866       $2,786       $2,144         $100,000
 39    4        $4,672        $5,286       $3,775       $3,132         $100,000
 40    5        $5,840        $6,777       $4,794       $4,280         $100,000
 41    6        $7,008        $8,342       $5,843       $5,458         $100,000
 42    7        $8,176        $9,985       $6,922       $6,665         $100,000
 43    8        $9,344       $11,711       $8,033       $7,905         $100,000
 44    9       $10,512       $13,523       $9,175       $9,175         $100,000
 45   10       $11,680       $15,426      $10,350      $10,350         $100,000
 50   15       $17,520       $26,464      $16,699      $16,699         $100,000
 55   20       $23,360       $40,552      $23,728      $23,728         $100,000
 60   25       $29,200       $58,533      $31,162      $31,162         $100,000
 65   30       $35,040       $81,481      $38,552      $38,552         $100,000
 70   35       $40,880      $110,769      $44,965      $44,965         $100,000
 75   40       $46,720      $148,149      $48,653      $48,653         $100,000
 80   45       $52,560      $195,856      $45,578      $45,578         $100,000
 85   50       $58,400      $256,744      $26,431      $26,431         $100,000
 90   55       $64,240      $334,455           $0           $0         $100,000
 95   60       $70,080      $433,635           $0           $0         $100,000

================================================================================
        Summary of year end values assuming a 6.00% gross rate of return
            This illustration is based on guaranteed mortality costs

                             Premiums
                   Sum of      Accum.                Surrender
 Age  Year    Premiums Paid     @ 5%    Cash Value    Value        Death Benefit
 ---  ----    -------------     ----    ----------    -----        -------------
 36    1        $1,168        $1,226         $852         $210         $100,000
 37    2        $2,336        $2,514       $1,727       $1,085         $100,000
 38    3        $3,504        $3,866       $2,624       $1,982         $100,000
 39    4        $4,672        $5,286       $3,542       $2,900         $100,000
 40    5        $5,840        $6,777       $4,480       $3,966         $100,000
 41    6        $7,008        $8,342       $5,436       $5,051         $100,000
 42    7        $8,176        $9,985       $6,410       $6,153         $100,000
 43    8        $9,344       $11,711       $7,401       $7,273         $100,000
 44    9       $10,512       $13,523       $8,408       $8,408         $100,000
 45   10       $11,680       $15,426       $9,430       $9,430         $100,000
 50   15       $17,520       $26,464      $14,741      $14,741         $100,000
 55   20       $23,360       $40,552      $20,148      $20,148         $100,000
 60   25       $29,200       $58,533      $25,051      $25,051         $100,000
 65   30       $35,040       $81,481      $28,519      $28,519         $100,000
 70   35       $40,880      $110,769      $28,449      $28,449         $100,000
 75   40       $46,720      $148,149      $20,068      $20,068         $100,000
 80   45       $52,560      $195,856           $0           $0         $100,000
 85   50       $58,400      $256,744           $0           $0         $100,000
 90   55       $64,240      $334,455           $0           $0         $100,000
 95   60       $70,080      $433,635           $0           $0         $100,000


The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investement rates of return. Actual investment returns may be more or less than those shown.

                                     Table 3
                         Sentry Life Insurance Company
SELF-DIRECTED LIFE             A Flexible Premium Variable Life Insurance Policy

Designed for:   Mark Sentry             Prepared By:   Ann Agent
                                        Initial Speceifed Amount: 100,000.
Issue Age:      35 Male                 Death Benefit Option 1
Rating Class:   STD. NON SMOKER         Payment Schedule:  Annual
                                        Annual Premium:  $1,168.
                                        State:   WI


        Summary of year end values assuming a 0.00% gross rate of return
             This illustration is based on current mortality costs

                            Premiums
                Sum of       Accum.                   Surrender
 Age  Year   Premiums Paid   @ 5%        Cash Value    Value       Death Benefit
 ---  ----   -------------   ----        ----------    -----       -------------
 36    1        $1,168        $1,226         $841       $  199         $100,000
 37    2        $2,336        $2,514       $1,659       $1,017         $100,000
 38    3        $3,504        $3,866       $2,453       $1,812         $100,000
 39    4        $4,672        $5,286       $3,224       $2,582         $100,000
 40    5        $5,840        $6,777       $3,969       $3,455         $100,000
 41    6        $7,008        $8,342       $4,686       $4,301         $100,000
 42    7        $8,176        $9,985       $5,377       $5,121         $100,000
 43    8        $9,344       $11,711       $6,042       $5,914         $100,000
 44    9       $10,512       $13,523       $6,678       $6,678         $100,000
 45   10       $11,680       $15,426       $7,287       $7,287         $100,000
 50   15       $17,520       $26,464       $9,850       $9,850         $100,000
 55   20       $23,360       $40,552      $11,379      $11,379         $100,000
 60   25       $29,200       $58,533      $11,385      $11,385         $100,000
 65   30       $35,040       $81,481       $9,081       $9,081         $100,000
 70   35       $40,880      $110,769       $2,868       $2,868         $100,000
 75   40       $46,720      $148,149         $0           $0           $100,000
 80   45       $52,560      $195,856         $0           $0           $100,000
 85   50       $58,400      $256,744         $0           $0           $100,000
 90   55       $64,240      $334,455         $0           $0           $100,000
 95   60       $70,080      $433,635         $0           $0           $100,000


        Summary of year end values assuming a 0.00% gross rate of return
            This illustration is based on guaranteed mortality costs

                            Premiums
                Sum of       Accum.                   Surrender
 Age  Year    Premiums Pai    @ 5%       Cash Value     Value      Death Benefit
 ---  ----    ------------    ----       ----------     -----      -------------
 36    1        $1,168        $1,226         $795         $153         $100,000
 37    2        $2,336        $2,514       $1,563         $921         $100,000
 38    3        $3,504        $3,866       $2,303       $1,661         $100,000
 39    4        $4,672        $5,286       $3,013       $2,371         $100,000
 40    5        $5,840        $6,777       $3,692       $3,178         $100,000
 41    6        $7,008        $8,342       $4,337       $3,952         $100,000
 42    7        $8,176        $9,985       $4,947       $4,690         $100,000
 43    8        $9,344       $11,711       $5,521       $5,393         $100,000
 44    9       $10,512       $13,523       $6,057       $6,057         $100,000
 45   10       $11,680       $15,426       $6,555       $6,555         $100,000
 50   15       $17,520       $26,464       $8,413       $8,413         $100,000
 55   20       $23,360       $40,552       $8,902       $8,902         $100,000
 60   25       $29,200       $58,533       $7,282       $7,282         $100,000
 65   30       $35,040       $81,481       $2,337       $2,337         $100,000
 70   35       $40,880      $110,769           $0           $0         $100,000
 75   40       $46,720      $148,149           $0           $0         $100,000
 80   45       $52,560      $195,856           $0           $0         $100,000
 85   50       $58,400      $256,744           $0           $0         $100,000
 90   55       $64,240      $334,455           $0           $0         $100,000
 95   60       $70,080      $433,635           $0           $0         $100,000


The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investement rates of return. Actual investment returns may be more or less than those shown.

                                     Table 4
                         Sentry Life Insurance Company
SELF-DIRECTED LIFE            A Flexible Premium Variable Life Insurance Policy

Designed for:   Mark Sentry                   Prepared By:   Ann Agent
                                              Initial Speceifed Amount: 100,000.
Issue Age:        35 Male                     Death Benefit Option 2
Rating Class:     STD. NON SMOKER             Payment Schedule:  Annual
                                              Annual Premium:  $2,281.
                                              State:   WI


        Summary of year end values assuming a 12.00% gross rate of return
              This illustration is based on current mortality costs

                            Premiums
                Sum of        Accum.                  Surrender
 Age  Year   Premiums Paid    @ 5%      Cash Value      Value      Death Benefit
 ---  ----   -------------    ----      ----------      -----      -------------
 36    1        $2,281        $2,395       $2,096       $1,450         $102,096
 37    2        $4,562        $4,910       $4,396       $3,750         $104,396
 38    3        $6,843        $7,550       $6,920       $6,274         $106,920
 39    4        $9,124       $10,323       $9,689       $9,043         $109,689
 40    5       $11,405       $13,234      $12,728      $12,211         $112,728
 41    6       $13,686       $16,291      $16,060      $15,672         $116,060
 42    7       $15,967       $19,501      $19,715      $19,457         $119,715
 43    8       $18,248       $22,871      $23,726      $23,597         $123,726
 44    9       $20,529       $26,409      $28,127      $28,127         $128,127
 45   10       $22,810       $30,125      $32,957      $32,957         $132,957
 50   15       $34,215       $51,682      $65,139      $65,139         $165,139
 55   20       $45,620       $79,195     $116,249     $116,249         $216,249
 60   25       $57,025      $114,309     $197,303     $197,303         $297,303
 65   30       $68,430      $159,124     $325,847     $325,847         $425,847
 70   35       $79,835      $216,322     $529,537     $529,537         $629,537
 75   40       $91,240      $289,321     $852,232     $852,232         $952,232
 80   45      $102,645      $382,490   $1,363,158   $1,363,158       $1,463,158
 85   50      $114,050      $501,399   $2,173,416   $2,173,416       $2,282,086
 90   55      $125,455      $653,160   $3,430,448   $3,430,448       $3,601,971
 95   60      $136,860      $846,851   $5,430,004   $5,430,004       $5,530,004


        Summary of year end values assuming a 12.00% gross rate of return
            This illustration is based on guaranteed mortality costs

                            Premiums
              Sum of         Accum.                   Surrender
 Age  Year Premiums Paid      @ 5%      Cash Value      Value      Death Benefit
 ---  ------------------      ----      ----------      -----      -------------
 36    1        $2,281        $2,395       $2,047       $1,401         $102,047
 37    2        $4,562        $4,910       $4,287       $3,641         $104,287
 38    3        $6,843        $7,550       $6,738       $6,092         $106,738
 39    4        $9,124       $10,323       $9,419       $8,773         $109,419
 40    5       $11,405       $13,234      $12,351      $11,834         $112,351
 41    6       $13,686       $16,291      $15,556      $15,168         $115,556
 42    7       $15,967       $19,501      $19,060      $18,802         $119,060
 43    8       $18,248       $22,871      $22,891      $22,762         $122,891
 44    9       $20,529       $26,409      $27,080      $27,080         $127,080
 45   10       $22,810       $30,125      $31,661      $31,661         $131,661
 50   15       $34,215       $51,682      $61,903      $61,903         $161,903
 55   20       $45,620       $79,195     $109,283     $109,283         $209,283
 60   25       $57,025      $114,309     $183,367     $183,367         $283,367
 65   30       $68,430      $159,124     $299,336     $299,336         $399,336
 70   35       $79,835      $216,322     $480,653     $480,653         $580,653
 75   40       $91,240      $289,321     $764,115     $764,115         $864,115
 80   45      $102,645      $382,490   $1,206,933   $1,206,933       $1,306,933
 85   50      $114,050      $501,399   $1,902,259   $1,902,259       $2,002,259
 90   55      $125,455      $653,160   $2,965,987   $2,965,987       $3,114,286
 95   60      $136,860      $846,851   $4,643,115   $4,643,115       $4,743,115


The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investement rates of return. Actual investment returns may be more or less than those shown.

                                     Table 5
                         Sentry Life Insurance Company
SELF-DIRECTED LIFE        A Flexible Premium Variable Life Insurance Policy

Designed for:   Mark Sentry                Prepared By:   Ann Agent
                                           Initial Speceifed Amount: 100,000.
Issue Age:        35 Male                  Death Benefit Option 2
Rating Class:     STD. NON SMOKER          Payment Schedule:  Annual
                                           Annual Premium:  $2,281.
                                           State:   WI

        Summary of year end values assuming a 6.00% gross rate of return
             This illustration is based on current mortality costs

                             Premiums
               Sum of          Accum.                 Surrender
 Age  Year  Premiums Paid      @ 5%      Cash Value    Value       Death Benefit
 ---  ----  -------------      ----      ----------    -----       -------------
 36    1        $2,281        $2,395       $1,976       $1,330         $101,976
 37    2        $4,562        $4,910       $4,025       $3,379         $104,025
 38    3        $6,843        $7,550       $6,151       $5,505         $106,151
 39    4        $9,124       $10,323       $8,354       $7,708         $108,354
 40    5       $11,405       $13,234      $10,636      $10,119         $110,636
 41    6       $13,686       $16,291      $12,998      $12,610         $112,998
 42    7       $15,967       $19,501      $15,443      $15,185         $115,443
 43    8       $18,248       $22,871      $17,975      $17,846         $117,975
 44    9       $20,529       $26,409      $20,594      $20,594         $120,594
 45   10       $22,810       $30,125      $23,303      $23,303         $123,303
 50   15       $34,215       $51,682      $38,251      $38,251         $138,251
 55   20       $45,620       $79,195      $55,560      $55,560         $155,560
 60   25       $57,025      $114,309      $75,042      $75,042         $175,042
 65   30       $68,430      $159,124      $96,133      $96,133         $196,133
 70   35       $79,835      $216,322     $117,352     $117,352         $217,352
 75   40       $91,240      $289,321     $135,790     $135,790         $235,790
 80   45      $102,645      $382,490     $145,874     $145,874         $245,874
 85   50      $114,050      $501,399     $139,911     $139,911         $239,911
 90   55      $125,455      $653,160     $104,935     $104,935         $204,935
 95   60      $136,860      $846,851      $25,741      $25,741         $125,741


        Summary of year end values assuming a 6.00% gross rate of return
            This illustration is based on guaranteed mortality costs

                        Premiums
              Sum of     Accum.               Surrender
 Age  Year Premiums Pai   @ 5%    Cash Value    Value   Death Benefit
 36    1        $2,281     $2,395     $1,928     $1,282   $101,928
 37    2        $4,562     $4,910     $3,922     $3,276   $103,922
 38    3        $6,843     $7,550     $5,983     $5,337   $105,983
 39    4        $9,124    $10,323     $8,111     $7,465   $108,111
 40    5       $11,405    $13,234    $10,306     $9,789   $110,306
 41    6       $13,686    $16,291    $12,568    $12,180   $112,568
 42    7       $15,967    $19,501    $14,898    $14,640   $114,898
 43    8       $18,248    $22,871    $17,297    $17,168   $117,297
 44    9       $20,529    $26,409    $19,764    $19,764   $119,764
 45   10       $22,810    $30,125    $22,301    $22,301   $122,301
 50   15       $34,215    $51,682    $36,040    $36,040   $136,040
 55   20       $45,620    $79,195    $51,358    $51,358   $151,358
 60   25       $57,025   $114,309    $67,605    $67,605   $167,605
 65   30       $68,430   $159,124    $83,614    $83,614   $183,614
 70   35       $79,835   $216,322    $96,868    $96,868   $196,868
 75   40       $91,240   $289,321   $102,893   $102,893   $202,893
 80   45      $102,645   $382,490    $93,642    $93,642   $193,642
 85   50      $114,050   $501,399    $58,370    $58,370   $158,370
 90   55      $125,455   $653,160         $0         $0   $100,000
 95   60      $136,860   $846,851         $0         $0   $100,000


The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investement rates of return. Actual investment returns may be more or less than those shown.

                                     Table 6
                         Sentry Life Insurance Company
SELF-DIRECTED LIFE            A Flexible Premium Variable Life Insurance Policy

Designed for:   Mark Sentry                  Prepared By:   Ann Agent
                                             Initial Speceifed Amount: 100,000.
Issue Age:        35 Male                    Death Benefit Option 2
Rating Class:     STD. NON SMOKER            Payment Schedule:  Annual
                                             Annual Premium:  $2,281.
                                             State:   WI

        Summary of year end values assuming a 0.00% gross rate of return
             This illustration is based on current mortality costs

                             Premiums
                Sum of        Accum.                  Surrender
 Age  Year  Premiums Paid     @ 5%       Cash Value     Value      Death Benefit
 ---  ----  -------------     ----       ----------     -----      -------------
 36    1        $2,281        $2,395       $1,857       $1,211         $101,857
 37    2        $4,562        $4,910       $3,670       $3,024         $103,670
 38    3        $6,843        $7,550       $5,441       $4,795         $105,441
 39    4        $9,124       $10,323       $7,169       $6,523         $107,169
 40    5       $11,405       $13,234       $8,853       $8,336         $108,853
 41    6       $13,686       $16,291      $10,491      $10,103         $110,491
 42    7       $15,967       $19,501      $12,084      $11,825         $112,084
 43    8       $18,248       $22,871      $13,632      $13,503         $113,632
 44    9       $20,529       $26,409      $15,134      $15,134         $115,134
 45   10       $22,810       $30,125      $16,589      $16,589         $116,589
 50   15       $34,215       $51,682      $23,119      $23,119         $123,119
 55   20       $45,620       $79,195      $28,159      $28,159         $128,159
 60   25       $57,025      $114,309      $31,208      $31,208         $131,208
 65   30       $68,430      $159,124      $31,503      $31,503         $131,503
 70   35       $79,835      $216,322      $27,679      $27,679         $127,679
 75   40       $91,240      $289,321      $17,500      $17,500         $117,500
 80   45      $102,645      $382,490           $0           $0         $100,000
 85   50      $114,050      $501,399           $0           $0         $100,000
 90   55      $125,455      $653,160           $0           $0         $100,000
 95   60      $136,860      $846,851           $0           $0         $100,000


        Summary of year end values assuming a 0.00% gross rate of return
            This illustration is based on guaranteed mortality costs

                           Premiums
               Sum of        Accum.                   Surrender
 Age  Year  Premiums Paid     @ 5%       Cash Value     Value      Death Benefit
 ---  ----  -------------     ----       ----------     -----      -------------
 36    1        $2,281       $2,395        $1,810       $1,164         $101,810
 37    2        $4,562       $4,910        $3,573       $2,927         $103,573
 38    3        $6,843       $7,550        $5,287       $4,641         $105,287
 39    4        $9,124      $10,323        $6,952       $6,306         $106,952
 40    5       $11,405      $13,234        $8,566       $8,049         $108,566
 41    6       $13,686      $16,291       $10,126       $9,738         $110,126
 42    7       $15,967      $19,501       $11,632      $11,374         $111,632
 43    8       $18,248      $22,871       $13,082      $12,953         $113,082
 44    9       $20,529      $26,409       $14,475      $14,475         $114,475
 45   10       $22,810      $30,125       $15,809      $15,809         $115,809
 50   15       $34,215      $51,682       $21,556      $21,556         $121,556
 55   20       $45,620      $79,195       $25,440      $25,440         $125,440
 60   25       $57,025     $114,309       $26,748      $26,748         $126,748
 65   30       $68,430     $159,124       $24,492      $24,492         $124,492
 70   35       $79,835     $216,322       $16,841      $16,841         $116,841
 75   40       $91,240     $289,321          $865         $865         $100,865
 80   45      $102,645     $382,490            $0           $0         $100,000
 85   50      $114,050     $501,399            $0           $0         $100,000
 90   55      $125,455     $653,160            $0           $0         $100,000
 95   60      $136,860     $846,851            $0           $0         $100,000


The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investement rates of return. Actual investment returns may be more or less than those shown.

                                     PART C

                                OTHER INFORMATION

ITEM 27.          EXHIBITS

Exhibit (a)       Resolutions of the Board of Directors of Sentry Life
                  Insurance Company*

Exhibit (b)       None

Exhibit (c)       Principal Underwriter's Agreement*

Exhibit (c)(i)    Registered Representatives Agreement*

Exhibit (c)(ii)   General Agent Agreement*

Exhibit (d)       Policy Form and Riders

Exhibit (e)       Application Form***

Exhibit (f)(i)    Articles of Incorporation of the Company*

Exhibit (f)(ii)   Bylaws of the Company*

Exhibit (g)       Form of Reinsurance Contract

Exhibit (h)(i)    Fund Participation Agreement with T.Rowe Price Fixed Income
                  Series, Inc., T.Rowe Price Equity Series, Inc., and T.Rowe
                  Price International Series, Inc.**

Exhibit (h)(ii)   Fund Participation Agreement with Janus Aspen Series**

Exhibit (i)       Not applicable.

Exhibit (j)       None

Exhibit (k)       Opinion and Consent of Counsel

Exhibit (l)       Actuarial Opinion

Exhibit (m)       Illustration Calculation

Exhibit (n)       Consent of  Independent Accountants

Exhibit (o)       None

Exhibit (p)       None

Exhibit (q)       Memorandum of Exchange Right*


* Incorporated herein by reference to Registrant's Post Effective Amendment No. 13 filed electronically on or about April 30, 1997.

** Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 filed electronically on or about January 7, 2000.

*** Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed electronically on or about April 28, 2000.

ITEM 28 DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following persons are the officers and directors of Sentry Life Insurance Company. The principal business address for each director and officer of the Depositor is 1800 North Point Drive, Stevens Point, Wisconsin 54481.

Name                                        Positions and Offices with Depositor

Dale R. Schuh                               Director, Chairman of the Board

Wallace D. Taylor                           President

Janet L. Fagan                              Vice President and Director

William M. O'Reilly                         Director and Secretary

William J. Lohr                             Director and Treasurer

James J. Weishan                            Director

ITEM 29 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR

The following is a description of all persons who might be considered to be directly or indirectly controlled by or under common control with the Depositor:

1. The Depositor, a Wisconsin corporation, is a wholly-owned subsidiary of Sentry Insurance a Mutual Company ("Sentry Insurance"), a Wisconsin corporation.

2.       The following companies are also wholly-owned subsidiaries of Sentry
         Insurance:

          (a) Middlesex Insurance Company ("Middlesex"), a Wisconsin corporation;
          (b) Dairyland Insurance Company ("Dairyland"), a Wisconsin corporation;
          (c)  Sentry Fund, Inc., a Maryland corporation;
          (d)  Parker Stevens Agency, Inc., a Wisconsin corporation;
          (e) Parker Stevens Agency of Mass., Inc., a Massachusetts corporation;
          (f)  Sentry Investment Management, Inc., a Delaware corporation;
          (g)  Sentry Equity Services, Inc., a Delaware corporation;
          (h)  Sentry Services, Inc., a Wisconsin corporation;
          (i)  Sentry Aviation Services, Inc., a Wisconsin corporation;
          (j)  WAULECO, Inc., a Wisconsin corporation; and
          (k)  Sentry Holding Company, Inc., a Delaware corporation.

3. Sentry Insurance is also affiliated with Sentry Insurance Foundation, Inc., a Wisconsin corporation.

4. Sentry Insurance is also affiliated with Sentry Lloyd's of Texas, a Texas Lloyd's corporation.

5. Patriot General Insurance Company, a Wisconsin corporation, is a wholly-owned subsidiary of Middlesex.

6. Sentry Select Insurance Company and Sentry Casualty Company, Wisconsin corporations, and Parker Stevens Agency of Texas, Inc., a Texas corporation, are wholly-owned subsidiaries of Sentry Holding Company, Inc.

7. Sentry Life Insurance Company of New York, a New York corporation, is a wholly-owned subsidiary of the Depositor.

8. Dairyland County Mutual Insurance Company of Texas, a Texas corporation, is affiliated with Dairyland.

ITEM 30 INDEMNIFICATION

Under the Bylaws of Sentry Life Insurance Company, each director and officer of the Company shall be indemnified by the Company against all costs and expenses actually and necessarily incurred by him or her in connection with the defense of any action, suit or proceeding in which he or she is made a party by reason of his or her being or having been a director or officer of the Company, whether or not he or she continues to be a director or officer at the time of incurring such costs or expense, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for gross negligence or willful misconduct in the performance of his or her duties as such director or officer. This right of indemnification shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law or agreement.

Sentry Equity Services, Inc., the principal underwriter, is a Delaware corporation. The Delaware General Corporation Law, Section 145, provides for indemnification of directors, officers, employees and agents as follows:

145  INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

     (a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

     (b) A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     (c) To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and
          (b) of this section, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

     (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

     (h) For purposes of this section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

     (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys' fees).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31 PRINCIPAL UNDERWRITER

(a) Sentry Equity Services, Inc., the Principal Underwriter for the Policy, also acts as Principal Underwriter for:
                  Sentry Variable Account I
                  Sentry Variable Account II
                  Sentry Fund, Inc.

(b) The following persons are the officers and directors of Sentry Equity Services, Inc. The principal business address for each director and officer of the Principal Underwriter is 1800 North Point Drive, Stevens Point, Wisconsin 54481: Positions and Offices Name With Underwriter

                  Dale R. Schuh             Director and Chairman of the Board

                  Wallace D. Taylor         President

                  John B. Clifford          Vice President

                  William M. O'Reilly       Director and Secretary

                  William J. Lohr           Director and Treasurer

(c)  Not applicable.


ITEM 32 LOCATION OF ACCOUNTS AND RECORDS

As required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder, Sentry Equity Services, Inc. and Sentry Life Insurance Company maintain physical possession of the accounts, books or documents of the Separate Account at 1800 North Point Drive, Stevens Point, Wisconsin 54481.

ITEM 33 MANAGEMENT SERVICES

Not Applicable.

ITEM 34  FEE REPRESENTATION

The Depositor represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this amended Registration Statement to be signed on its behalf in the City of Stevens Point, State of Wisconsin, this 24th day of April, 2003.


                        Sentry Variable Life Account I, Registrant

                        By: Sentry Life Insurance Company




                        By: s/Wallace D. Taylor
                            ------------------------------------------------
                                 Wallace D. Taylor, President




                        Sentry Life Insurance Company, Depositor




                        By:     s/Wallace D. Taylor
                            -------------------------------------------------
                                  Wallace D. Taylor, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


s/Dale R. Schuh                                            April 24, 2003
-----------------------------------------
Dale R. Schuh, Chairman of the Board and
Director



s/Wallace D. Taylor                                        April 24, 2003
-------------------------------------------
Wallace D. Taylor, President



s/Janet L. Faga                                            April 24, 2003
-------------------------------------------
Janet L. Fagan, Vice President and Director




s/William M. O'Reilly                                      April 24, 2003
-------------------------------------------
William M. O'Reilly, Secretary and Director



s/William J. Lohr                                          April 24, 2003
-------------------------------------------
William J. Lohr, Treasurer and Director



s/James J. Weishan                                         April 24, 2003
-------------------------------------------
James J. Weishan, Director